UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

Xcel Brands, Inc.
Name of Registrant as Specified in Its Charter

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Xcel Brands, Inc.

550 Seventh Avenue, 11th Floor
New York, NY 10018

October 17, 2025

Dear Stockholders:

You are cordially invited to attend Xcel Brands, Inc.’s 2025 Annual Meeting of Stockholders which will be held on Wednesday, December 3, 2025, at 11:00 A.M. (local time), at Xcel Brands, Inc.’s offices at 550 Seventh Avenue, 11th Floor, New York, NY 10018.

The Notice of 2025 Annual Meeting of Stockholders of Xcel Brands, Inc. and Proxy Statement, which follow, describe the business to be conducted at the meeting. Our 2024 results are presented in our Annual Report

Your vote is very important. Whether or not you plan to attend the meeting in person, we will appreciate a prompt submission of your vote. We hope to see you at the meeting.

Cordially,

/s/ Robert D’Loren
Robert D’Loren
Chairman of the Board of Directors, Chief Executive Officer and President

Xcel Brands, Inc.

550 Seventh Avenue, 11th Floor

New York, NY 10018

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 3, 2025

To the Stockholders of Xcel Brands, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Xcel Brands, Inc. (the “Company”) will be held on Wednesday, December 3, 2025, at 11:00 A.M. (local time), at the Company’s offices at 550 Seventh Avenue, 11th Floor, New York, NY 10018, for the following purposes:

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	To amend and restate the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock reserved and available for distribution under the 2021 Plan from 400,000 to 1,150,000;

3.	To ratify the appointment of Wolf & Company, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Only stockholders of record at the close of business on October 8, 2025 are entitled to receive the notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and, more importantly, reducing the environmental impact of the Annual Meeting. On or about October 17, 2025, you were provided with a Notice of Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders (“Notice”) and provided access to our proxy materials over the Internet. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

The Xcel Brands, Inc. Board of Directors believes that the election of the nominees specified in the accompanying proxy statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and, accordingly, unanimously recommends a vote “FOR” such nominees. Furthermore, the Board of Directors unanimously recommends that you vote “FOR” the proposal to increase the number shares under the Company’s equity plan from 400,000 shares to 1,150,000 shares, and “FOR” the proposal to ratify the appointment of Wolf & Company, PC as the Company’s independent registered public accounting firm.

PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF THE COMPANY AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE ANNUAL MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE COMPANY’S STOCK TO GAIN ADMISSION TO THE ANNUAL MEETING.

By Order of the Board of Directors,

Robert W. D’Loren
Chairman of the Board of Directors, Chief Executive Officer and President
October 17, 2025

Xcel Brands, Inc.
PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Date:	December 3, 2025
Time:	11:00 A.M. (local time)
Place:	Xcel Brands, Inc’s Offices at 550 Seventh Avenue, 11th Floor, New York, NY 10018
Record Date:	October 8, 2025
Voting:	Stockholders as of the Record Date are entitled to one vote per share on matters presented at the Annual Meeting or any postponements or adjournments of the Annual Meeting

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of five directors.	FOR Each Director Nominee	1
Approval of the Amended and Restated 2021 Plan	FOR	27
Ratification of the appointment of Wolf & Company, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	29

In addition to these matters, stockholders may be asked to vote on such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

XCEL BRANDS, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2025

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Xcel Brands, Inc. (the “Company”, “Xcel”, “we”, “us”, or “our”) for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 3, 2025, including any postponements or adjournments thereof, for the purposes set forth below.

Management intends to provide notice to stockholders on or about October 17, 2025.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute a revocation of your proxy.

If your shares are held in street name through a broker, bank, or other nominee, please review the voting instructions provided by the broker, bank or other nominee holding your shares or contact such organization regarding how to change your vote.

The address and telephone number of the principal executive offices of the Company are:

550 Seventh Avenue, 11th Floor

New York, NY 10018

Telephone No.: (347) 727-2481

At the Annual Meeting, the stockholders of the Company will vote on: (1) the election of five nominees to serve as directors, (2) the approval of the amended and restated 2021 Plan, (3) the ratification of the appointment of Wolf & Company, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and (4) any other matters properly brought before the Annual Meeting or any postponements or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on December 3, 2025: This Proxy Statement, the form of proxy and the Company’s 2024 Annual Form 10-K are available for review on the Internet at www.cstproxy.com/xcelbrands/am2025.

Your Vote is Important

Please vote as promptly as possible by signing, dating and returning the enclosed Proxy Card. You may also vote by attending the Annual Meeting and voting in person.

OUTSTANDING STOCK AND VOTING RIGHTS

Only holders of the Company’s common stock at the close of business on October 8, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 4,806,776 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters. There are no cumulative voting rights. As of the Record Date, the Company had no shares of preferred stock outstanding.

“NOTICE AND ACCESS” MODEL

The United States Securities and Exchange Commission’s (the “SEC”) proxy rules set forth how companies must provide proxy materials. These rules are often referred to as “notice and access.” Under the notice and access model, a company may select either of the following options for making proxy materials available to stockholders: (i) the full set delivery option; or (ii) the notice only option. A company may use a single method for all its stockholders or use the full set delivery option for some stockholders and the notice only option for others.

Under the full set delivery option, a company delivers all proxy materials to its stockholders by mail or, if a stockholder has previously agreed, electronically. In addition to delivering proxy materials to stockholders, the company must post all proxy materials on a publicly accessible web site (other than the SEC’s web site) and provide information to stockholders about how to access that web site and the hosted materials. Under the notice only option, instead of delivering its proxy materials to stockholders, the company delivers a “Notice of Internet Availability of Proxy Materials” that outlines (i) information regarding the date and time of the meeting of stockholders, as well as the items to be considered at the meeting; (ii) information regarding the web site where the proxy materials are posted; and (iii) various means by which a stockholder can request printed or emailed copies of the proxy materials.

In connection with our 2025 Annual Meeting, we have elected to use the notice only option. Accordingly, you should have received a notice by mail, unless you requested a full set of materials from prior mailings, instructing you how to access proxy materials at www.cstproxy.com/xcelbrands/am2025 and providing you with a control number you can use to vote your shares. You may request that the Company also deliver to you printed or emailed copies of the proxy materials.

All shares represented by a valid proxy, timely submitted to the Company, will be voted. Where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted as recommended by the Board. If your shares are registered under your own name, you may revoke your proxy at any time before the Annual Meeting by (i) delivering to the Secretary at the Company’s headquarters either a written instrument revoking the proxy or a duly executed proxy with a later date, or (ii) attending the Annual Meeting and voting online. If you hold shares in street name, through a broker, bank or other nominee, you must contact the broker, bank or other nominee to revoke your proxy.

VOTING PROCEDURES

Quorum. A quorum is present if a majority of the shares entitled to vote at the Annual Meeting are present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” (i.e., when a broker does not have discretionary authority to vote on a specific issue) are counted as present for purposes of determining a quorum.

Vote Required and Abstentions and Broker Non-Votes. The table below summarizes the votes required for approval of each matter to be brought before the Annual Meeting, as well as the treatment of abstentions and broker non-votes. If you sign and return a proxy but do not specify how you want your shares voted, your shares will be voted FOR the director nominees and FOR the other proposal listed below.

	Proposal	Vote Required for Approval of Each Item	Abstentions and Broker Non-Votes
I	Election of Directors	Each director shall be elected by a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.	Abstentions and broker-non votes will not affect the outcome of the vote
II	Approval of Amended and Restated 2021 Plan	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal II is required to approve this proposal.	Abstentions and broker-non votes will not affect the outcome of the vote
III	Ratification of Appointment of Auditors	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal III is required to approve this proposal.	Abstentions will not affect the outcome of the Vote. There are no-broker-non votes on this proposal

Please note that brokers may not use discretionary authority to vote shares on Proposal III if they have not received instructions from their clients. Please vote your proxy or deliver instructions to your broker so your vote can be counted.

The approval of any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof, will require the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

Discretionary Voting Power. The Board is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto in what, according to their judgment, is in the best interests of the Company and its stockholders. If any nominee is unable (or for whatever reason declines) to serve as a director at the time of the Annual Meeting, proxies may be voted for the election of a qualified substitute nominee selected by the Board.

PROPOSAL I

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation, as amended, provides for the annual election of all of its directors. Currently, at each Annual Meeting of Stockholders, directors are elected to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified or until his or her successor has been duly elected and qualified. Each director nominee named below, who is presently a member of the Company’s Board, has indicated to the Board that he or she will be available to serve on the Board if elected. All nominees have been recommended by the Company’s Nominating Committee.

The following table sets forth the name, age and principal occupation of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Xcel Brands and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE
Robert W. D’Loren	67	Chairman of the Board of Directors and Chief Executive Officer and President	2011
Mark DiSanto	63	Director	2011
James Fielding	50	Director	2018
Howard Liebman	82	Director	2011
Deborah Weinswig	54	Director	2018

The following noteworthy experience, qualifications, attributes and skills for each Board member, led to our conclusion that the person should serve as a director in light of our business and structure:

Robert W. D’Loren has been the Chairman of our Board and our Chief Executive Officer and President since September 2011. Mr. D’Loren has been an entrepreneur, innovator, and pioneer of the consumer branded products industry for over 35 years. Mr. D’Loren has spearheaded the Company’s omni-channel platform, connecting the channels of digital, brick-and-mortar, social media, and direct-response television to create a single customer view and brand experience for Xcel’s brands. He served as Chairman and CEO of IPX Capital, LLC and its subsidiaries, a consumer products investment company, from 2009 to 2011. He continues to serve as IPX Capital LLC’s Chairman.

Prior to founding the Company, from June 2006 to July 2008, Mr. D’Loren was a director, President and CEO of NexCen Brands, Inc., a global brand acquisition and management company with holdings that included The Athlete’s Foot, Waverly Home, Bill Blass, MaggieMoo’s, Marble Slab Creamery, Pretzel Time, Pretzelmaker, Great American Cookies, and The Shoe Box.

From 2002 to 2006, Mr. D’Loren’s work among consumer brands continued as President and CEO of UCC Capital Corporation, an intellectual property investment company where he invested in the consumer branded products, media, and entertainment sectors. From 1997 to 2002, Mr. D’Loren founded and acted as President and Chief Operating Officer of CAK Universal Credit Corporation, an intellectual property finance company. Mr. D’Loren’s total career debt and equity investments in over 30 entertainment and consumer branded products companies have exceeded $1.0 billion. In 1985, he founded and served as President and CEO of the D’Loren Organization, an investment and restructuring firm responsible for over $2 billion of transactions. Mr. D’Loren has also served as an asset manager for Fosterlane Management, as well as a manger with Deloitte.

Mr. D’Loren has served on the Board of Directors for Iconix Brand Group, Longaberger Company, Business Loan Center, and as a board advisor to The Athletes Foot and Bill Blass, Ltd. He also serves on the board of directors for the Achilles Track Club International. Mr. D’Loren is a Certified Public Accountant and holds an M.S. degree from Columbia University and a B.S. degree from New York University.

Mark DiSanto has served as a member of our Board since October 2011. Since 1988, Mr. DiSanto has served as the Chief Executive Officer of Triple Crown Corporation, a regional real estate development and investment company with commercial and residential development projects exceeding 1.5 million square feet. Mr. DiSanto received a degree in business administration from Villanova University’s College of Commerce and Finance, a J.D. degree from the University of Toledo College of Law, and an M.S. degree in real estate development from Columbia University.

James Fielding was appointed as a member of our Board in July 2018. He is a 25-year veteran in the consumer retail space, and previously served as the Global Head of Consumer Products for Dreamworks Animation and Awesomeness TV. Prior to that, Mr. Fielding served as the CEO of Claire’s Stores Inc., where he oversaw strategic growth and international development for the retail chain’s 3,000-plus stores worldwide. From May 2008 to 2012 Mr. Fielding served as the President of Disney Stores Worldwide.

Howard Liebman has served as a member of our Board since October 2011. He was President, Chief Operating Officer and a director of Hobart West Group, a provider of national court reporting and litigation support services, from 2007 until the sale of the business in 2008. Mr. Liebman served as a consultant to Hobart from 2006 to 2007. Mr. Liebman was President, Chief Financial Officer, and a director of Shorewood Packaging Corporation, a multinational manufacturer of high-end value-added paper and paperboard packaging for the entertainment, tobacco, cosmetics and other consumer products markets. Mr. Liebman joined Shorewood in 1994 as Executive Vice President and Chief Financial Officer, and served as its President from 1999 until Shorewood was acquired by International Paper in 2000. Mr. Liebman continued as Executive Vice President of Shorewood until his retirement in 2005. Mr. Liebman is a Certified Public Accountant and was an audit partner with Deloitte and Touche, LLP (and its predecessors) from 1974 to 1994.

Deborah Weinswig was appointed as a member of our Board in January 2018. She is a Managing Director of Funding Global Retail & Technology (“FGRT”), the think tank for the Hong Kong-based Fung Group, since April 2014 where she is responsible for building the team’s research capabilities and providing insights into the disruptive technologies that are reshaping today’s global retail landscape. Prior to leading FGRT, Weinswig served as Chief Customer Officer for Profitect Inc., a predictive analytics and big data software provider. From March 2002 to October 2013, Ms. Weinswig was employed by Citigroup, Inc., most recently where she was Managing Director and Head of the Global Staples & Consumer Discretionary team at Citi Research. Ms. Weinswig also serves as an e-commerce expert for the International Council of Shopping Centers’ Research Task Force and was a founding member of the Oracle Retail Industry Strategy Council. Lastly, she is a member of the Board of Directors of Kiabi (affiliated with the Auchan Group). Ms. Weinswig is a Certified Public Accountant and holds an MBA from the University of Chicago.

In furtherance of our corporate governance principles, each of our directors brings unique qualities and qualifications to our Board. We believe that all of our directors have a reputation for honesty, integrity, and adherence to high ethical standards. They each have demonstrated business acumen, leadership, and an ability to exercise sound judgment, as well as a commitment to serve the Company and our Board. The following descriptions demonstrate the qualifications of each director:

Robert W. D’Loren has extensive experience in and knowledge of the licensing and commercial business industries and financial markets. This knowledge and experience, including his experience as director, president, and chief executive officer of a global brand management company, provide us with valuable insight to formulate and create our acquisition strategy and how to manage and license acquired brands.

Mark DiSanto has considerable experience in building and running businesses and brings his strong business acumen to the Board.

James Fielding brings extensive senior level experience in the consumer retail space, as well as strong relationships in the media and retail industries.

Howard Liebman brings comprehensive knowledge of accounting, the capital markets, mergers and acquisitions, financial reporting, and financial strategies from his extensive public accounting experience and prior service as Chief Financial Officer of a public company.

Deborah Weinswig brings thought leadership in the retail and licensing industries, particularly in the areas of sourcing and logistics.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES SPECIFIED ABOVE.

CORPORATE GOVERNANCE

The Board of Directors and Director Independence

The Board currently consists of five members. The Board has determined that Messrs. DiSanto, Fielding and Liebman and Ms. Weinswig meet the director independence requirements under the applicable listing rules of The NASDAQ Stock Market LLC (“NASDAQ”). Each current member of the Audit Committee, Compensation Committee, and Nominating Committee is independent and meets the applicable rules and regulations regarding independence for such committee, including those set forth in the applicable NASDAQ rules, and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Leadership Structure

Currently, our Board believes our current leadership structure, where our Chief Executive Officer also serves as our Chairman, provides the most efficient and effective leadership model by enhancing the Chairman and Chief Executive Officer’s ability to provide insight and direction of business strategies and plans to both our Board and management. Our Board believes our business strategies are best served if the Chairman is also a member of our management team. The Board believes that a single person, acting in the capacities of Chairman and Chief Executive Officer, provides unified leadership and focus. We do not have a lead independent director; however, all of our Board committees are comprised of independent directors. We believe the independent nature of our Board committees, as well as the practice of our independent directors to meet in executive session without Mr. D’Loren and the other members of our management present, ensures that our Board maintains a level of independent oversight of management that is appropriate for the Company.

Board Oversight of Risk

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of the executive management team on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic, transactional and reputational risks. The full Board receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies.

Board Diversity Matrix

The table below provides an enhanced disclosure regarding the diversity of the members and nominees of our Board of Directors.

Board Diversity Matrix (As of the Record Date)
Board Size:
Total Number of Directors	5
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	4	1
Part II: Demographic Background
African American or Black
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	4	1
Two or More Race or Ethnicities
LGBTQ+	1
Did not Disclose Demographic Background

Board Committees

The Board has three standing committees: (i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Nominating Committee. The committees are comprised solely of persons who meet the definition of an “independent director” under the NASDAQ Listing Rules. In addition, the Board has determined that each member of the Audit Committee meets NASDAQ independence requirements applicable to members of an audit committee. The Board has also determined that members of the Compensation Committee meet additional independence requirements under the NASDAQ Listing Rules for members of a compensation committee.

The Audit Committee, Nominating Committee and Compensation Committee operate under written charters adopted by the Board. A copy of our Nominating Committee Charter, Audit Committee Charter and Compensation Committee Charter are available on our website, at the following address: www.xcelbrands.com/pages/corporate-governance. Information on our website does not constitute a part of this proxy statement.

Audit Committee

The Board has appointed an Audit Committee which consists of Messrs. Liebman, DiSanto and Ms. Weinswig. Each of such persons has been determined to be an “independent director” under the applicable NASDAQ and Securities and Exchange Commission (the “SEC”) rules, which is the independence standard that was adopted by our Board. The Board has determined that Mr. Liebman meets the requirements to serve as the Audit Committee Financial Expert by the Board. The Audit Committee operates under a written charter adopted by our Board, a current copy of which is available on our website (www.xcelbrands.com/pages/corporate-governance). The Audit Committee held four (4) meetings during 2024.

The Audit Committee assists the Board by providing oversight of our accounting and financial reporting processes, appoints the independent registered public accounting firm, reviews with the registered independent registered public accounting firm the scope and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls.

Nominating Committee

The Board has appointed a Nominating Committee consisting of Messrs. DiSanto and Liebman. Each of such persons has been determined to be an “independent director” under the applicable NASDAQ rules. The Board has adopted a written Nominating Committee Charter that sets forth the Nominating Committee’s responsibilities, a current copy of which is available on our website (www.xcelbrands.com/pages/corporate-governance). The Nominating Committee held one (1) meeting during 2024.

The Nominating Committee considers nominees recommended by the Company’s stockholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications, name, age, business and residential address. The Company does not have a formal diversity policy. However, the Nominating Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment and diversity of experience in various areas. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating Committee receive. Such recommendation must also comply with the “Consideration of Director Nominees” provision below.

Compensation Committee

The Board has appointed a Compensation Committee consisting of Messrs. DiSanto and Fielding. Each of such persons has been determined to be an “independent director” under the applicable NASDAQ rules. The Board has adopted a written Compensation Committee Charter that sets forth the Compensation Committee’s responsibilities, a current copy of which is available on our website (www.xcelbrands.com/pages/corporate-governance). The Compensation Committee is responsible for determining all forms of compensation for our executive officers and establishing and maintaining executive compensation practices designed to enhance long-term stockholder value. The Compensation Committee held no meetings during 2024.

Process and Procedures for Considering and Determining Executive and Director Compensation

Among other things, the Compensation Committee has the authority and responsibility under its charter to:

●	Approve our compensation philosophy.

●	Formulate, evaluate, and approve compensation for our officers, as defined in Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated therein.

●	Formulate, approve, and administer cash incentives and deferred compensation plans for executives. Cash incentive plans are based on specific performance objectives defined in advance of approving and administering the plan.

●	Oversee and approve all compensation programs involving the issuance of our stock and other equity securities.

●	Review executive supplementary benefits, as well as retirement, benefit, and special compensation programs involving significant cost to us, as necessary and appropriate.

●	Oversee funding for all executive compensation programs.

●	Review compensation practices and trends of other companies to assess the adequacy of our executive compensation programs and policies.
●	Secure the services of external compensation consultants or other experts, as necessary and appropriate. These services, as required, will be paid from funds provided by the Company. This system is designed to ensure the independence of such external advisors.

●	Approve employment contracts, severance agreements, change in control provisions, and other compensatory arrangements with our executives.

Role of Chief Executive Officer in Recommending Executive Compensation

The Compensation Committee makes all compensation decisions related to our named executive officers. However, our Chief Executive Officer regularly provides information and recommendations to the Compensation Committee on the performance of the executive officers and appropriate levels and components of compensation, including equity grants as well as other information as the Compensation Committee may request.

Compensation Goals

Our compensation policies are intended to achieve the following objectives:

●	Reward executives and employees for their contributions to our growth and profitability, recognize individual initiative, leadership, achievement, and other valuable contributions to our Company.

●	Link a portion of the compensation of officers and employees with the achievement of our overall performance goals, to ensure alignment with our strategic direction and values, and to ensure that individual performance is directed towards the achievement of our collective goals.

●	Enhance alignment of individual performance and contribution with long-term stockholder value and business objectives by providing equity awards.

●	Motivate and provide incentives to our named executive officers and employees to continually contribute superior job performance throughout the year; and

●	Obtain and retain the services of skilled employees and executives so that they will continue to contribute to and be a part of our long-term success.

Compensation programs and policies are reviewed and approved annually but could be adjusted more frequently if determined by the Compensation Committee. Included in this process is establishing the goals and objectives by which employee and executive compensation is determined. Executive officers’ performance is evaluated in light of these performance goals and objectives. The Compensation Committee consults the Chief Executive Officer on the performance of other company executives.

Compensation Surveys and Compensation Consultants

In determining compensation levels, we review compensation levels of companies that we deem to be similar to our Company regardless of their location, competitive factors to enable us to attract executives from other companies, and compensation levels that we deem appropriate to retain and motivate our executives. From time to time, we retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation and the identification of relevant peer companies. The Compensation Committee makes all determinations regarding the engagement, fees and services of our compensation consultants, and our compensation consultants report directly to our Compensation Committee.

Board and Committee Meetings and Attendance at Annual Meeting of Stockholders

During the fiscal year ended December 31, 2024, the Board held three (3) meetings. In addition, the Board took action by unanimous written consent in lieu of meetings. During 2024, each of the Company’s directors attended at least seventy-five percent of the aggregate of: (i) the total number of meetings of the Board; and (ii) the total number of meetings of all Board committees on which they served.

The Company’s current policy strongly encourages that all of its directors attend all Board and committee meetings and the Company’s Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, based solely on a review of Forms 3 and 4 and any amendments thereto furnished to our Company pursuant to Rule 16a-3(e) under the Exchange Act, or representations that no Forms 5 were required, all Section 16(a) filing requirements applicable to our officers, directors and beneficial owners of more than 10% of our equity securities were timely filed, except that each of Messrs. D’Loren and Burroughs were late in reporting four transactions.

CODE OF ETHICS

We have adopted a Code of Ethics that applies to our officers, employees, and directors, including our Chief Executive Officer, Chief Financial Officer and senior executives. Our Code of Ethics can be accessed on our website, www.xcelbrands.com/pages/corporate-governance. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or the Nasdaq rules.

INSIDER TRADING POLICY

We have adopted an insider trading policy (the “Trading Policy”) that is designed to promote compliance with federal securities laws, rules, and regulations, as well as the rules and regulations of the NASDAQ Stock Market. The Trading Policy provides Xcel’s standards on trading and causing the trading of our securities or securities of other publicly traded companies while in possession of confidential information. It prohibits trading in certain circumstances and applies to all of our directors, officers, and employees, as well as independent contractors or consultants who have access to material nonpublic information of Xcel. Additionally, our Trading Policy imposes special additional trading restrictions applicable to all of our directors and executive officers. The Trading Policy is annexed to this Annual Report as an exhibit and the full text of the Trading Policy is available on our website at www.xcelbrands.com/pages/corporate-governance.

COMMUNICATIONS WITH THE BOARD

The Board, through its Nominating Committee, has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board individually or as a group by writing to: The Board of Directors of Xcel Brands, Inc. c/o the Secretary, 550 Seventh Avenue, 11th Floor, New York, NY 10018. Stockholders should identify their communication as being from an Xcel Brands, Inc. stockholder. The Secretary may require reasonable evidence that the communication or other submission is made by a stockholder before transmitting the communication to the Board.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates to the Nominating Committee must submit their recommendations in writing to the Nominating Committee, c/o Secretary, Xcel Brands, Inc., 550 Seventh Avenue, 11th Floor, New York, NY 10018.

The Nominating Committee considers nominees recommended by the Company’s stockholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications, name, age, business and residential address. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating Committee receive. Such recommendation must also state the name of the stockholder who is submitting it. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the NASDAQ rules, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had the nominee been nominated by the Board; and the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

The qualities and skills sought in prospective members of our Board will be determined by our independent directors. Generally, director candidates must be qualified individuals who, if added to our Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a director of the Company.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

Our By-Laws requires a stockholder wishing to nominate a candidate for election to our Board at a meeting of our stockholders to give written notice, containing the required information specified below, that must be delivered to or mailed and received by our Secretary at our principal executive offices (currently located at 550 Seventh Avenue, 11th Floor, New York, NY 10018), not earlier than the close of business on the 120th calendar day, and not later than the close of business on the 90th calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 calendar days earlier or more than 60 calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received no earlier than the close of business on the 120th calendar day prior to the date of such annual meeting and not later than the close of business on the later of the 90th calendar day prior to the date of such annual meeting or, if the first public disclosure of the date of such annual meeting is made or given to stockholders less than 100 calendar days prior to the date of such annual meeting, the 10th calendar day following the earlier of (i) the day on which such notice of the date of the meeting was mailed to stockholders or (ii) the day on which public disclosure of the date of such annual meeting is first made by the Company.

Any such notice must set forth in writing the following:

(a) as to each person whom the stockholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of such person; (ii) the principal occupation and employment of such person; (iii) the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially or of record by such person (which information shall be supplemented not later than ten calendar days after the Record Date for the meeting to disclose such ownership as of the Record Date for the meeting; (iv) such person’s executed written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (v) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section), and the rules and regulations promulgated thereunder; (vi) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such person being nominated, on the one hand, and the stockholder and (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of securities of the Company owned of record or beneficially by such stockholder, and (C) any person controlling, controlled by or under common control with a stockholder associated person (the “Stockholder Associated Person”), on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K of the Exchange Act if the stockholder making the nomination and any Stockholder Associated Person were the “registrant” for purposes of such rule and the person being nominated were a director or executive officer of such registrant; and (vii) the information and agreement required under Section 16 of the By-Laws; and

(b) as to the stockholder giving the notice (i) the name and record address of such stockholder, as they appear on the Company’s stock ledger, and the name and address of any Stockholder Associated Person; (ii) (A) the class and series and number of shares of each class and series of capital stock of the Company which are, directly or indirectly, owned beneficially and/or of record by such stockholder or any Stockholder Associated Person, documentary evidence of such record or beneficial ownership, and the date or dates such shares were acquired and the investment intent at the time such shares were acquired, (B) any derivative instrument directly or indirectly owned beneficially by such stockholder or any Stockholder Associated Person and any other direct or indirect right held by such stockholder or any Stockholder Associated Person to profit from, or share in any profit derived from, any increase or decrease in the value of shares of the Company, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of any security of the Company, (D) any short interest indirectly or directly held by such stockholder or any Stockholder Associated Person in any security issued by the Company, (E) any rights to dividends on the shares of the Company owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Company, (F) any proportionate interest in shares of the Company or derivative instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Company or derivative instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household (which information shall, in each case, be supplemented by such stockholder and any Stockholder Associated Person not later than 10 calendar days after the Record Date for the meeting to disclose such ownership as of the Record Date); (iii) a description of all arrangements or understandings between such stockholder or any Stockholder Associated Person and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination (s) are to be made by such stockholder; (iv) any material interest of such stockholder or any Stockholder Associated Person in the election of such proposed nominee, individually or in the aggregate, including any anticipated benefit to the stockholder or any Stockholder Associated Person therefrom; (v) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons named in its notice; (vi) a representation from the stockholder as to whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the person proposed as a nominee and/or (B) otherwise to solicit proxies from stockholders in support of the election of such person; (vii) whether and the extent to which any agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such stockholder or such Stockholder Associated Person with respect to any shares of the capital stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13D or other form in accordance with Section 13(d) of the Exchange Act or any successor provisions thereto and the rules and regulations promulgated thereunder; and (viii) any other information relating to such stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder. In addition to the information required above, the Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

COMPENSATION OF DIRECTORS

Director Compensation in Fiscal Year 2024

We generally pay our non-employee directors $3,000 for each board of directors and committee meeting attended, up to a maximum of $12,000 per year for board of directors’ meetings and up to a maximum of $12,000 per year for committee meetings, except that the chairman of each committee receives $4,000 for each such committee meeting attended, up to a maximum of $16,000 per year.

The following table sets forth information with respect to each non-employee director’s compensation for the year ended December 31, 2024. The dollar amounts shown for Stock Awards represent the grant date fair value of the restricted stock awards or stock options granted during the fiscal year calculated in accordance with ASC Topic 718.

	Fees Earned
	or Paid	Stock	Option
Name	in Cash	Awards	Awards	Total
Mark DiSanto (1) (2)	$27,000	$8,500	$11,788	$47,288
Howard Liebman (1) (2)	$25,000	$8,500	$11,788	$45,288
Deborah Weinswig (1) (2)	$24,000	$8,500	$11,788	$44,288
James Fielding (1) (2)	$3,000	$8,500	$11,788	$23,288

(1)	On April 3, 2024, each non-employee directory was granted 1,000 shares of restricted stock pursuant to the terms and conditions of the 2021 Plan. Such shares of restricted stock will vest evenly over two years, whereby 50% shall vest on April 3, 2025 and 50% shall vest on April 3, 2026. Notwithstanding the foregoing, each grantee may extent the vesting date of all or a portion of the restricted shares by six months and, thereafter one or more times may further extend such date with respect to all or a portion of the restricted shares until the next following October 3 or April 3, as the case may be. The grant date fair value of the shares was $8.50 per share.

(2)	On April 3, 2024, each non-employee director was granted options to purchase 2,500 shares of stock pursuant to the terms and conditions of the 2021 Plan. Such options will vest evenly over two years, whereby 50% shall vest on April 3, 2025 and 50% shall vest on April 3, 2026. The exercise price of the options is $8.50 per share.

2021 Equity Incentive Plan

Our 2021 Equity Incentive Plan, which we refer to as the “2021 Plan”, is designed and utilized to enable the Company to offer its employees, officers, directors, consultants, and others whose past, present, and/or potential contributions to the Company have been, are, or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company.

The 2021 Plan provides for the grant of stock options, restricted stock, restricted stock units, performance awards, or cash awards. The stock options may be incentive stock options or non-qualified stock options. A total of 400,000 shares of common stock are eligible for issuance under the 2021 Plan. The 2021 Plan may be administered by the board of directors or a committee consisting of two or more members of the board of directors appointed by the board of directors.

Officers and other employees of Xcel or any parent or subsidiary of Xcel who are at the time of the grant of an award employed by us or any parent or subsidiary of Xcel are eligible to be granted options or other awards under the 2021 Plan. In addition, non-qualified stock options and other awards may be granted under the 2021 Plan to any person, including, but not limited to, directors, independent agents, consultants, and attorneys who the board of directors or the committee, as the case may be, believes has contributed or will contribute to our success.

Cash awards may be issued under the 2021 Plan either alone or in addition to or in tandem with other awards granted under the 2021 Plan or other payments made to a participant not under the 2021 Plan. The board or committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, cash awards will be made, the amount that is subject to the cash award, the circumstances and conditions under which such amount shall be paid, in whole or in part, the time of payment, and all other terms and conditions of the awards.

With respect to incentive stock options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of our stock or the stock of a parent or subsidiary of our Company immediately before the grant, such incentive stock option shall not be exercisable more than 5 years from the date of grant. The exercise price of an incentive stock option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of such fair market value. The exercise price of a non-qualified stock option may not be less than fair market value of the shares of common stock underlying the option on the date the option is granted.

Restricted stock awards give the recipient the right to receive a specified number of shares of common stock, subject to such terms, conditions and restrictions as the board or the committee, as the case may be, deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. Restricted stock unit (“RSU”) awards will be settled in cash or shares of common stock, in an amount based on the fair market value of our common stock on the settlement date. The RSUs will be subject to forfeiture and restrictions on transferability as set forth in the 2021 Plan and the applicable award agreement and as may be otherwise determined by the board or the committee. There were no RSUs outstanding as of December 31, 2024.

Certain awards made under the 2021 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Internal Revenue Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m). Under Internal Revenue Code Section 162(m), our tax deduction may be limited to the extent total compensation paid to the chief executive officer, or any of the four most highly compensated executive officers (other than the chief executive officer) exceeds $1 million in any one tax year. Among other criteria, awards only qualify as performance-based awards if at the time of grant the compensation committee is comprised solely of two or more “outside directors” (as this term is used in Internal Revenue Code Section 162(m) and the regulations thereunder). In addition, we must obtain stockholder approval of material terms of performance goals for such performance-based compensation.

All stock options and certain stock awards, performance awards, and stock units granted under the 2021 Plan, and the compensation attributable to such awards, are intended to (i) qualify as performance-based awards or (ii) be otherwise exempt from the deduction limitation imposed by Internal Revenue Code Section 162(m). No awards may be granted on or after the fifth anniversary of the effective date of the 2021 Plan.

The 2021 Plan became effective April 19, 2022. Prior to the effectiveness of the 2021 Plan, the Company made awards under our Amended and Restated 2011 Equity Incentive Plan (the “2011 Plan”), the key terms and provisions of which were substantially similar to the 2021 Plan described above, with the major difference being the number of shares of common stock eligible for issuance. Stock-based awards (including options, warrants, and restricted stock) previously granted under our 2011 Plan remain outstanding, and shares of common stock may be issued to satisfy options or warrants previously granted under the 2011 Plan, although no new awards may be granted under the 2011 Plan.

Under the 2021 plan options to purchase 82,500 shares of common stock and unvested restricted stock awards relating to an aggregate of 56,833 shares of common stock were outstanding as of the Record Date.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board. The Board appoints our officers.

In fiscal year 2024, Mr. Robert W. D’Loren served as our Chief Executive Officer and President. In addition to Mr. D’Loren, our other executive officers are as follows:

James F. Haran has been our Chief Financial Officer since September 2011. Mr. Haran served as CFO of IPX Capital, LLC and its related subsidiaries, from June 2008 to September 2011. Mr. Haran was the Executive Vice President, Capital Markets for NexCen Brands, Inc. from 2006 to May 2008 and Chief Financial Officer and Chief Credit Officer for UCC Capital Corporation, and its predecessor company, CAK Universal Credit Corp., from 1998 to 2006. Prior to joining UCC, Mr. Haran was a partner at Sidney Yoskowitz and Company P.C., a registered diversified certified public accounting firm. During his tenure, which began in 1987, his focus was on real estate and financial services companies. Mr. Haran is a Certified Public Accountant and holds a B.S. degree from State University of New York at Plattsburgh.

Seth Burroughs has been our Executive Vice President of Business Development and Treasury since September 2011. From June 2006 to October 2010, Mr. Burroughs served as Vice President of NexCen Brands, Inc. Prior to his role at NexCen, from 2003 to 2006, Mr. Burroughs served as Director of M&A Advisory and Investor Relations at UCC Capital Corporation, an intellectual property investment company, where he worked on $500 million in acquisitions and $300 million in specialty financing as an advisor to consumer branded products companies in the franchising and apparel industries. From 2001 to 2003, Mr. Burroughs worked as a Senior Financial Analyst at The Pullman Group where he was involved with structuring the first securitizations of music royalties, including the Bowie Bonds, and as a Financial Analyst at Merrill Lynch’s private client group. Mr. Burroughs received a B.S. degree in economics from The Wharton School of Business at the University of Pennsylvania.

EXECUTIVE COMPENSATION

Employment Agreements with Executives

Robert W. D’Loren

On February 28, 2019, and effective as of January 1, 2019, the Company entered into a three-year employment agreement with Robert W. D’Loren for him to continue to serve as Chief Executive Officer of the Company, referred to as the D’Loren Employment Agreement. Following the initial three-year term, the agreement has automatically renewed for successive one-year terms, and will be automatically renewed for one-year terms thereafter unless either party gives written notice of intent to terminate at least 90 days prior to the termination of the then current term. Pursuant to the D’Loren Employment Agreement, Mr. D’Loren’s annual base salary is $0.89 million. The Company’s board of directors or the compensation committee may approve increases (but not decreases) from time to time. Following the initial three-year term, Mr. D’Loren’s base salary will be reviewed at least annually. Mr. D’Loren also receives an allowance for an automobile appropriate for his level of position and the Company pays (in addition to monthly lease or other payments) all of the related expenses for gasoline, insurance, maintenance, repairs, or any other costs with Mr. D’Loren’s automobile.

On July 30, 2024, the Company entered into an amendment of the D’Loren Employment Agreement. Pursuant to this amendment, the Company agreed with Mr. D’Loren that commencing July 16, 2024 and ending December 31, 2025, Mr. D’Loren shall accept and the Company shall pay for each month 40% of Mr. D’Loren’s pro rata portion of base salary for each such month through the issuance of shares of the Company’s common stock. The shares of common stock will be issued on the last day of each month, and the number of shares issuable for each month to Mr. D’Loren shall be determined by dividing 40% of his pro-rated base salary for such month by the closing sale price of the Company’s common stock on the last trading day of such month. Mr. D’Loren is permitted to pay the withholding tax through the exchange of a portion of the shares.

Bonus

Mr. D’Loren will be eligible to receive an annual cash bonus in an amount equal to (i) 2.5% of all income generated from the sales of the Company’s products and by the trademarks and other intellectual property owned, operated or managed by us (“IP Income”), in excess of $8.0 million earned and received by us in such fiscal year: provided that any IP income generated through net sales shall be multiplied by (x) 7% in the case of net sales from wholesale sales, and private label sales and (y) 3% in the case of net sales from e-commerce sales through the Company’s web sites and (ii) 5% of the Company’s adjusted EBITDA (as defined in the D’Loren Employment Agreement) for such fiscal year. Mr. D’Loren shall have the right to elect to receive the cash bonus through the issuance of shares of the Company’s common stock.

Pursuant to the D’Loren Agreement, Mr. D’Loren was granted an option to purchase up to 257,895 shares of the Company’s common stock at an exercise price of $17.20 per share. The option is exercisable until February 28, 2029 and shall vest, subject to Mr. D’Loren remaining employed by the Company and based upon the Company’s common stock achieving the following target prices:

Target Prices	Number of Option Shares Vesting
$30.00	73,684
$50.00	62,632
$70.00	51,579
$90.00	40,526
$110.00	29,474

Severance

If Mr. D’Loren’s employment is terminated by the Company without cause, or if Mr. D’Loren resigns with good reason, or if the Company fails to renew the term, then Mr. D’Loren will be entitled to receive his unpaid base salary and cash bonuses through the termination date and a lump sum payment equal to the base salary in effect on the termination date for the longer of two years from the termination date or the remainder of the then-current term. Additionally, Mr. D’Loren would be entitled to two hundred times the average annual cash bonuses paid in the preceding 12 months. Mr. D’Loren would also be entitled to continue to participate in the Company’s group medical plan or receive reimbursement for premiums paid for other medical insurance in an amount not to exceed the cost to participate in the Company’s plan, subject to certain conditions, for a period of 36 months from the termination date.

Change of Control

In the event Mr. D’Loren’s employment is terminated within 12 months following a change of control by the Company without cause or by Mr. D’Loren with good reason, he would be entitled to a lump sum payment equal to two times (i) his base salary in effect on the termination date for the longer of two years from the termination date or the remainder of the then-current term and (ii) two times the average annual cash bonuses paid in the preceding 12 months, minus $100. “Change of control,” as defined in Mr. D’Loren’s employment agreement, means a merger or consolidation to which we are a party, a sale, lease or other transfer, exclusive license or other disposition of all or substantially all of our assets, a sale or transfer by our stockholders of voting control, in a single transaction or a series of transactions or, if during any twelve consecutive month period, the individuals who at the beginning of such period, constitute the board of directors of the Company (the “Incumbent Directors”) cease (other than due to death) to constitute a majority of the members of the board at the end of such period; provided that directors elected by or on the recommendation of a majority of the directors who so qualify as Incumbent Directors shall be deemed to be Incumbent Directors. Upon a change of control, notwithstanding the vesting and exercisability schedule in any stock option or other grant agreement between Mr. D’Loren and the Company, all unvested stock options, shares of restricted stock and other equity awards granted by the Company to Mr. D’Loren pursuant to any such agreement shall immediately vest, and all such stock options shall become exercisable and remain exercisable for the lesser of 180 days after the date the change of control occurs or the remaining term of the applicable option.

Non-Competition and Non-Solicitation

During the term of his employment by the Company and for a one-year period after the termination of such employment (unless Mr. D’Loren’s employment was terminated without cause or was terminated by him for good reason, in which case only for his term of employment and a six-month period after the termination of such employment), Mr. D’Loren may not permit his name to be used by or participate in any business or enterprise (other than the mere passive ownership of not more than 5% of the outstanding stock of any class of a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market) that engages or proposes to engage in our business in the United States, its territories and possessions and any foreign country in which we do business as of the date of termination of his employment. Also, during his employment and for a one-year period after the termination of such employment, Mr. D’Loren may not, directly or indirectly, solicit, induce or attempt to induce any customer, supplier, licensee, or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries; or solicit, induce or attempt to induce any person who is, or was during the then-most recent 12-month period, a corporate officer, general manager, or other employee of the Company or any of its subsidiaries, to terminate such employee’s employment with the Company or any of its subsidiaries; or hire any such person unless such person’s employment was terminated by the Company or any of its subsidiaries; or in any way interfere with the relationship between any such customer, supplier, licensee, employee, or business relation and the Company or any of its subsidiaries.

James Haran

On February 28, 2019, and effective as of January 1, 2019, the Company entered into a two-year employment agreement with James Haran for him to continue to serve as the Company’s Chief Financial Officer, referred to as the Haran Employment Agreement. Following the initial two-year term, the agreement has automatically renewed for successive one-year terms, and will be automatically renewed for one-year terms thereafter unless either party gives written notice of intent to terminate at least 30 days prior to the expiration of the then current term. Pursuant to the Haran Employment Agreement, Mr. Haran’s annual base salary is $0.37 million per annum. The board of directors or the compensation committee may approve increases (but not decreases) from time to time. Following the initial two-year term, the base salary shall be reviewed at least annually. In addition, Mr. Haran receives a car allowance of $1,500 per month.

Bonus

Mr. Haran will be eligible to receive a performance cash bonus in an amount equal to (i) 0.23% of all IP Income in excess of $12.0 million earned and received by us in such fiscal year; provided that any IP income generated through net sales shall be multiplied by (x) 7% in the case of net sales from wholesale sales, and private label sales and (y) 3% in the case of net sales from e-commerce sales through the Company’s web sites plus (ii) 0.375% of the Company’s adjusted EBITDA (as defined in the Haran Employment Agreement) for such fiscal year. Notwithstanding the foregoing, for (i) 2019, $0.04 million of Mr. Haran’s bonus was guaranteed, of which $0.01 million was paid to Mr. Haran upon execution of the Haran Employment Agreement and $0.03 million was paid prior to June 30, 2019, and (ii) for 2020, $0.03 million of Mr. Haran’s bonus was guaranteed and paid prior to June 30, 2020, in each case.

Pursuant to the Haran Employment Agreement, Mr. Haran was granted an option to purchase up to 55,263 shares of the Company’s common stock at an exercise price of $17.20 per share. The option is exercisable until February 28, 2029 and shall vest, subject to Mr. Haran remaining employed with the Company and based upon the Company’s common stock achieving target prices as follows:

Target Prices	Number of Option Shares Vesting
$30.00	15,790
$50.00	13,421
$70.00	11,052
$90.00	8,684
$110.00	6,316

Severance

If Mr. Haran’s employment is terminated by the Company without cause, or if Mr. Haran resigns with good reason, or if the Company fails to renew the term, then Mr. Haran will be entitled to receive his unpaid base salary and cash bonuses through the termination date and a lump sum payment equal to his base salary in effect on the termination date for 12 months. Mr. Haran would also be entitled to continue to participate in our group medical plan, subject to certain conditions, for a period of 12 months from the termination date.

Change of Control

In the event Mr. Haran’s employment is terminated within 12 months following a change of control by the Company without cause or by Mr. Haran with good reason, Mr. Haran would be entitled to a lump sum payment equal to his base salary in effect on the termination date for 12 months following such termination. “Change of control,” as defined in Mr. Haran’s employment agreement, means a merger or consolidation to which we are a party, a sale, lease or other transfer, exclusive license or other disposition of all or substantially all of our assets, or a sale or transfer by our stockholders of voting control, in a single transaction or a series of transactions. Upon a change of control, notwithstanding the vesting and exercisability schedule in any stock option or other grant agreement between Mr. Haran and us, all unvested stock options, shares of restricted stock and other equity awards granted by us to Mr. Haran pursuant to any such agreement shall immediately vest, and all such stock options shall become exercisable and remain exercisable for the lesser of 180 days after the date the change of control occurs or the remaining term of the applicable option.

Non-Competition and Non-Solicitation

During the term of his employment by the Company and for a one-year period after the termination of such employment, Mr. Haran may not permit his name to be used by or participate in any business or enterprise (other than the mere passive ownership of not more than 5% of the outstanding stock of any class of a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market) that engages or proposes to engage in our business in the United States, its territories and possessions and any foreign country in which we do business as of the date of termination of such employment. Also, during his employment and for a one-year period after the termination of his employment, Mr. Haran may not, directly or indirectly, solicit, induce or attempt to induce any customer, supplier, licensee, or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries; or solicit, induce or attempt to induce any person who is, or was during the then-most recent 12-month period, a corporate officer, general manager or other employee of the Company or any of its subsidiaries, to terminate such employee’s employment with the Company or any of its subsidiaries; or hire any such person unless such person’s employment was terminated by the Company or any of its subsidiaries; or in any way interfere with the relationship between any such customer, supplier, licensee, employee or business relation and the Company or any of its subsidiaries.

Seth Burroughs

On February 28, 2019, and effective as of January 1, 2019, the Company entered into a two-year employment agreement with Seth Burroughs for him to continue to serve as the Company’s Executive Vice President - Business Development and Treasury, referred to as the Burroughs Employment Agreement. Following the initial two-year term, the agreement has automatically renewed for successive one-year terms, and will be automatically renewed for one-year terms thereafter unless either party gives written notice of intent to terminate at least 30 days prior to the expiration of the then current term. Pursuant to the Burroughs Employment Agreement, Mr. Burroughs’ annual base salary is $0.34 million per annum. The board of directors or the compensation committee may approve increases (but not decreases) from time to time. Following the initial two-year term, the base salary shall be reviewed at least annually.

On July 30, 2024, the Company entered into an amendment of the Burroughs Employment Agreement. Pursuant to this amendment, the Company agreed with Mr. Burroughs that commencing July 16, 2024 and ending December 31, 2025, Mr. Burroughs shall accept and the Company shall pay for each month 40% of Mr. Burroughs’ pro rata portion of base salary for each such month through the issuance of shares of the Company’s common stock. The shares of common stock will be issued on the last day of each month, and the number of shares issuable for each month to Mr. Burroughs shall be determined by dividing 40% of his pro-rated base salary for such month by the closing sale price of the Company’s common stock on the last trading day of such month. Mr. Burroughs is permitted to pay the withholding tax through the exchange of a portion of the shares.

Bonus

Mr. Burroughs will be eligible to receive a performance cash bonus in an amount equal to (i) 0.23% of all IP Income in excess of $12.0 million earned and received by us in such fiscal year; provided that any IP income generated through net sales shall be multiplied by (x) 7% in the case of net sales from wholesale sales, and private label sales and (y) 3% in the case of net sales from e-commerce sales through the Company’s web sites plus (ii) 0.375% of the Company’s adjusted EBITDA (as defined in the Haran Employment Agreement) for such fiscal year.

Pursuant to the Burroughs Employment Agreement, Mr. Burroughs was granted an option to purchase up to 36,842 shares of the Company’s common stock at an exercise price of $17.20 per share. The option is exercisable until February 28, 2029 and shall vest, subject to Mr. Burroughs remaining employed with the Company and based upon the Company’s common stock achieving target prices as follows:

Target Prices	Number of Option Shares Vesting
$30.00	10,526
$50.00	8,947
$70.00	7,369
$90.00	5,790
$110.00	4,210

Severance

If Mr. Burrough’s employment is terminated by the Company without cause, or if Mr. Burroughs resigns with good reason, or if the Company fails to renew the term, then Mr. Burroughs will be entitled to receive his unpaid base salary and cash bonuses through the termination date and a lump sum payment equal to his base salary in effect on the termination date for 12 months. Mr. Burroughs would also be entitled to continue to participate in our group medical plan, subject to certain conditions, for a period of 12 months from the termination date.

Change of Control

In the event Mr. Burroughs’ employment is terminated within 12 months following a change of control by the Company without cause or by Mr. Burroughs with good reason, Mr. Burroughs would be entitled to a lump sum payment equal to his base salary in effect on the termination date for 12 months following such termination. “Change of control,” as defined in Mr. Burroughs’ employment agreement, means a merger or consolidation to which we are a party, a sale, lease or other transfer, exclusive license or other disposition of all or substantially all of our assets, or a sale or transfer by our stockholders of voting control, in a single transaction or a series of transactions. Upon a change of control, notwithstanding the vesting and exercisability schedule in any stock option or other grant agreement between Mr. Burroughs and us, all unvested stock options, shares of restricted stock and other equity awards granted by us to Mr. Burroughs pursuant to any such agreement shall immediately vest, and all such stock options shall become exercisable and remain exercisable for the lesser of 180 days after the date the change of control occurs or the remaining term of the applicable option.

Non-Competition and Non-Solicitation

During the term of his employment by the Company and for a one-year period after the termination of such employment, Mr. Burroughs may not permit his name to be used by or participate in any business or enterprise (other than the mere passive ownership of not more than 5% of the outstanding stock of any class of a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market) that engages or proposes to engage in our business in the United States, its territories and possessions and any foreign country in which we do business as of the date of termination of such employment. Also, during his employment and for a one-year period after the termination of his employment, Mr. Burroughs may not, directly or indirectly, solicit, induce or attempt to induce any customer, supplier, licensee, or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or any of its subsidiaries; or solicit, induce or attempt to induce any person who is, or was during the then-most recent 12-month period, a corporate officer, general manager or other employee of the Company or any of its subsidiaries, to terminate such employee’s employment with the Company or any of its subsidiaries; or hire any such person unless such person’s employment was terminated by the Company or any of its subsidiaries; or in any way interfere with the relationship between any such customer, supplier, licensee, employee or business relation and the Company or any of its subsidiaries.

The following table sets forth information regarding all cash and non-cash compensation earned, during the years ended December 31, 2024 and 2023, by our principal executive officer and our two other most highly compensated executive officers, which we refer to collectively as the named executive officers, for services in all capacities to the Company:

Summary Compensation Table

			Salary	Bonus	Stock	All Other
Name	Title	Year	(1), (2)	(3)	Awards	Compensation	Total
Robert W. D’Loren	CEO and Chairman	2024	$888,500	$33,382	$-	$14,374	$936,256
		2023	$888,500	$187,731	$-	$1,890	$1,078,121

James F. Haran	CFO	2024	$366,000	$-	$-	$769	$366,769
		2023	$366,000	$7,896	$-	$961	$374,857

Seth Burroughs	EVP - Business	2024	$340,600	$-	$-	$-	$340,600
	Development	2023	$340,600	$7,896	$-	$35	$348,531
	and Treasury

(1)	In accordance with the July 30, 2024 amendment of the employment agreements with Robert W. D’Loren’s and Seth Burroughs (see “Employment Agreements with Executives” in Item 10), commencing July 16, 2024, 40% of each of Mr. D’Loren’s and Mr. Burrough’s salary was paid in shares of the Company’s common stock rather than in cash. Salary compensation paid to Mr. D’Loren in stock in 2024 was $162,892, which amounted to 24,037 shares on a gross basis (12,933 shares issued on a net basis, after the exchange of shares for withholding taxes). Salary compensation paid to Mr. Burroughs in stock in 2024 was $62,443, which amounted to 9,213 shares on a gross basis (4,569 shares issued on a net basis, after the exchange of shares for withholding taxes).

(2)	Mr. D’Loren’s salary amount for 2024 includes the amount of a voluntary temporary deferral of salary of $125,000, which was earned by Mr. D’Loren and accrued at December 31, 2024 and was paid to Mr. D’Loren in 2025.

(3)	Bonuses include amounts paid in accordance with the executives’ respective employment agreements (see “Employment Agreements with Executives” in Item 10).

Outstanding Equity Awards as of December 31, 2024

		Options and Warrant Awards					Stock Awards
		Number of	Number of
		Securities	Securities					Market
		Underlying	Underlying				Number of	Value of
		Unexercised	Unexercised			Option or	Shares of	Shares of
		Options &	Options &			Warrant	Stock that	Stock that
		Warrants,	Warrants,		Exercise	Expiration	Have Not	Have Not
Name	Title	Exercisable	Unexercisable		Price	Date	Vested	Vested
Robert W. D’Loren	CEO, Chairman	-	257,895	(1)	$17.20	2/28/2029	-	$-
James F. Haran	CFO	-	55,263	(1)	$17.20	2/28/2029	-	$-
Seth Burroughs	EVP - Bus. Development & Treasury	-	36,842	(1)	$17.20	2/28/2029	-	$-

(1)	These options shall become exercisable based upon the Company’s common stock achieving specified target prices as outlined in the executive’s employment agreement, and expire on February 28, 2029. See “Employment Agreements with Executives” in Item 10.

Payments Due Upon Termination of Employment or a Change in Control

See “Executive Compensation-Employment Agreements” above for a description of the severance and change of control provisions contained in the executive officer’s employment agreements.

The following table quantifies the estimated maximum amount of payments and benefits under the Employment Agreement (which were in effect as of December 31, 2024) with our executive officers relating to awards granted under our 2021 Plan and other equity award grants to which the executive officers would be entitled to upon termination of employment if we terminated their employment without cause or the executive terminated his employment with good reason, in either case, within 12 months following a “change of control” of our Company that (by assumption) occurred on December 31, 2024:

Name	Salary ($)	Value of the Accelerated Equity Awards and Other Benefits ($)(1)(2)	Total Termination Benefits
Robert W. D’Loren	$888,500	$152,000	$1,040,500
James F. Haran	$366,000	$45,000	$411,000
Seth Burroughs	$340,600	$52,000	$392,600

(1)	This amount represents the unrealized value of the unvested portion of the respective executive’s equity awards based upon a closing price of $0.515 (as adjusted for the 1-10 reverse stock split effected on March 24, 2025) on December 31, 2024 and calculated in accordance with Section 280G of the Internal Revenue Code of 1986, as amended.

(2)	Includes 18 months of continuing COBRA coverage or continuing participation in the Company’s group medical plan.

Risk Assessment in Compensation Policies and Practices for Employees

The Compensation Committee reviewed the elements of our compensation policies and practices for all of our employees, including our named executive officers, in order to evaluate whether risks that may arise from such compensation policies and practices are reasonably likely to have a material adverse effect on our Company. The Compensation Committee concluded that the following features of our compensation programs guard against excessive risk-taking:

●	compensation programs provide a balanced mix of short-term and longer-term incentives;

●	base salaries are consistent with employees’ duties and responsibilities;

●	cash incentive awards are capped by the Compensation Committee;

●	cash incentive awards are tied mostly to corporate performance goals, rather than individual performance goals; and

●	vesting periods for equity awards encourage executives to focus on sustained stock price appreciation.

The Compensation Committee believes that, for all of our employees, including our named executive officers, our compensation programs do not lead to excessive risk-taking and instead encourage behavior that supports sustainable value creation. We believe that risks that may arise from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or “NEOs”, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation”.

(a) Fiscal Year	(b) Summary Compensation Table PEO Total(1)	(c) Compensation Actually Paid to PEO(2)	(d) Average Summary Compensation Table Total for Non-PEO NEOs(3)	(e) Average Compensation Actually Paid to non-PEO NEOs(4)	(f) Value of Initial $100 Investment Based on Total Shareholder Return (TSR) (5)	(g) Net Income ($ mil.)
2024	$936,256	$936,256	$353,685	$353,685	$(60.08)	$(22,395,000)
2023	$1,078,121	$1,078,121	$361,894	$361,894	$84.29	(21,052,000)

(1)	The dollar amount reported in column (b) are the amounts of total compensation reported for Robert W D’Loren our principal executive officer, or PEO, for each corresponding year in the “total” column of the Summary Compensation Table. Refer to Executive Compensation – Summary Compensation Table”.

(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. D’Loren, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. D’Loren during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. D’Loren’s total compensation for each year to determine the compensation actually paid.

(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2024 are James Haran and Seth Burroughs. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2023 are James Haran and Seth Burroughs.

(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2).

(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company did not pay any dividends during the measurement period.

The amounts deducted or added in calculating the equity award adjustments are as follows:

	2024		2023
		Average		Average
		Other		Other
	PEO	NEOs	PEO	NEOs
Summary Compensation Table Total	$936,256	$353,685	$1,078,121	$361,894
Less Stock Award and Option Value Reported in Summary Compensation Table for the Covered Year	$-	$-	$-	$-
Plus (Less) Fair value of Equity Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at End of Year	$-	$-	$-	$-
Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year	$-	$-	$-	$-
Plus (Less) Change in Fair Value of Equity Awards granted in Prior Years that Vested During the Fiscal Year	$-	$-	$-	$-
Compensation Actually Paid	$936,256	$353,685	$1,078,121	$361,894

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The charts below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the two years presented in the table, on the other.

The charts below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net loss over the two years presented in the table, on the other.

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

POLICIES RELATED TO EQUITY AWARDS

The Compensation Committee meets periodically, including to approve equity award grants to our executives from time to time. We do not have, nor do we plan to establish, any formal written program, plan or practice to time equity award grants in coordination with releasing material non-public information, and the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about the company that has not been publicly disclosed when determining the timing and terms of equity awards. During 2024, there were no stock options granted to any named executive officer during the period beginning four business days preceding the filing of any periodic report on Forms 10-K or 10-Q or the filing or furnishing of any current report on Form 8-K that discloses material non-public information, and ending one business day after the filing or furnishing of such report, other than as set forth in the table below:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of the Record Date, the number of shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each named executive officer and director of the Company, and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose of or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Unless otherwise indicated, the address for such person is c/o Xcel Brands, Inc., 550 Seventh Avenue, 11th Floor, New York, New York 10018.

The percentages below are calculated based on 4,806,776 shares of common stock issued and outstanding as of the Record Date:

	Number of
	Shares
	of Common
	Stock	Percent
	Beneficially	Beneficially
Name and Address	Owned	Owned
Named executive officers and directors:
Robert W. D’Loren (1)	946,552	19.59%
James F. Haran (2)	20,401	*
Seth Burroughs (3)	67,814	1.41
Howard Liebman (4)	20,366	*
Mark DiSanto (5)	351,174	7.28
Deborah Weinswig (6)	15,550	*
James Fielding (7)	14,750	*

All directors and executive officers as a group (7 persons) (8)	1,436,607	29.47

5% Shareholders:
UTG Capital, Inc. (9)	1,562,000	26.41

* Less than 1%.

(1)	Consists of (i) 492,484 shares held by Mr. D’Loren, (ii) 60,731 shares owned by Irrevocable Trust of Rose Dempsey (or the Irrevocable Trust) of which Mr. D’Loren and Mr. DiSanto are the trustees and as to which Mr. D’Loren has sole voting and dispositive power, (iii) 15,333 immediately exercisable warrants held by IPX Capital, LLC, a company controlled by Mr. D’Loren, ( iv) 8,750 restricted shares, (v) immediately exercisable options to purchase 8,750 shares, (vi) 167,233 shares of common stock held in the name of Isaac Mizrahi, and (vii) 193,271 shares of common stock as to which holders thereof granted to Mr. D’Loren irrevocable proxy and attorney-in-fact with respect to the shares. Certain holders or grantees have entered into agreements, pursuant to which appoint a person designated by our board of directors as their irrevocable proxy and attorney-in-fact with respect to the shares set forth in clauses (vi) and (vii). Mr. D’Loren does not have any pecuniary interest in these shares described in clauses (vi) and (vii) and disclaims beneficial ownership thereof. Does not include 32,667 shares held by the D’Loren Family Trust (or the Family Trust) of which Mark DiSanto is a trustee and has sole voting and dispositive power. Does not include 257,895 options that are not yet exercisable.
(2)	Consists of (i) 20,401 shares of common stock. Does not include 55,263 options that are not yet exercisable.
(3)	Consists of (i) 62,814 shares of common stock, (ii) 2,500 restricted shares and (iii) immediately exercisable options to purchase 2,500 shares. Does not include 36,842 options that are not yet exercisable.
(4)	Consists of (i) 3,616 shares of common stock, (ii) 8,000 restricted shares, and (iii) immediately exercisable options to purchase 8,750 shares. Does not include 3,750 options that are not yet exercisable.
(5)	Consists of (i) 155,333 shares of common stock, (ii) 7,750 restricted shares, (iii) 32,667 shares held by the D’Loren Family Trust, of which Mark DiSanto is trustee and has sole voting and dispositive power over the shares held by the D’Loren Family Trust, (iv) 132,185 shares held by Mark X. DiSanto Investment Trust, of which Mark DiSanto is trustee and has sole voting and dispositive power over the shares held by the Trust, (v) immediately exercisable options to purchase 15,000 shares, and (vi) 8,239 shares held by other trusts, of which Mark DiSanto is trustee and has sole voting and dispositive power over the shares held by the trusts. Does not include 3,750 options that are not yet exercisable.
(6)	Consists of (i) 6,800 restricted shares and (ii) immediately exercisable options to purchase 8,750 shares. Does not include 3,750 options that are not yet exercisable.
(7)	Consists of (i) 4,500 shares of common stock, (ii) 1,500 restricted shares, and (iii) immediately exercisable options to purchase 8,750 shares. Does not include 3,750 options that are not yet exercisable.
(8)	Includes (i) 972,970 shares of common stock, (ii) 35,300 restricted shares, (iii) 67,833 shares issuable upon exercise of options and warrants that are currently exercisable, and (iv) 360,504 other shares of common stock as to which holders thereof granted to Mr. D’Loren irrevocable proxy and attorney-in-fact with respect to the shares.
(9)	Represents 454,545 shares of common stock and 1,107,455 shares issuable upon exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

IM Topco, LLC

The Company held a noncontrolling interest in IM Topco, LLC (“IM Topco”), which was accounted for under the equity method of accounting.

On January 31, 2025, in accordance with the terms of the amended membership purchase agreement between Xcel and a subsidiary of WHP Global (“WHP”) (see below for additional details), WHP became contractually entitled to receive from Xcel equity interests in IM Topco equal to 12.5% of the total outstanding equity interests of IM Topco. On April 15, 2025, such equity interests were transferred to WHP.

On September 26, 2025, Xcel, IM Topco, IMWHP, LLC (“IMWHP”) and IMWHP2 LLC (“IM2”) entered into a Settlement Agreement pursuant to which Xcel entered into a Membership Interest Transfer Agreement with IMWHP and IMWHP2 (the “Transfer Agreement”), Xcel-CT MFG, LLC (“Xcel-CT”), a subsidiary of Xcel, was released from any further liability under certain provisions of the License Termination Agreement between IM Topco and Xcel-CT. In addition, pursuant to the Settlement Agreement, Xcel received a capital appreciation right to receive 15% of the net consideration received by IM Topco, IMWHP, IMWHP2 and any other equity holders of IM Topco in excess of $46 million in connection with a capital transaction involving IM Topco which occurs on or before September 1, 2032

Pursuant to the Transfer Agreement Xcel agreed to transfer to IM2 all of its equity interests in IM Topco, which represented equity interests equal to 17.5% of the outstanding equity interests of IM Topco, on October 1, 2025 (the “Transfer”).

Services Agreement

On May 31, 2022, the Company entered into a services agreement with IM Topco, pursuant to which the Company provides certain design and support services (including assistance with the operations of the interactive television business and related talent support) to IM Topco in exchange for payments of $300,000 per year.

In November 2023, the services agreement was amended such that the Company agreed to provide IM Topco with a $600,000 reduction of future service fees over the next eighteen months, beginning on July 1, 2023.

In April 2024, the services agreement was further amended to set the service fees at $150,000 per year beginning with the fiscal year ending December 31, 2024. In addition, under the April 2024 amendment, IM Topco is required to prepay the service fees for the year ending December 31, 2025; as of December 31, 2024, IM Topco has prepaid $62,500 of such service fees.

The Company recognized service fee income related to this agreement of $150,000 for each of the years ended December 31, 2024 and 2023.

License Agreement

On May 31, 2022, the Company entered into a license agreement with IM Topco, pursuant to which IM Topco granted the Company a license to use certain Isaac Mizrahi trademarks on and in connection with the design, manufacture, distribution, sale, and promotion of women’s sportswear products in the United States and Canada during the term of the agreement, in exchange for the payment of royalties in connection therewith. The initial term of this agreement was set to end on December 31, 2026, and provided guaranteed minimum royalties to IM Topco of $400,000 per year.

Effective December 16, 2022, the license agreement between IM Topco and Xcel was terminated in favor of a new similar license agreement between IM Topco and an unrelated third party. However, as part of the termination of the May 31, 2022 license agreement, Xcel provided a guarantee to IM Topco for the payment of any difference between (i) the royalties received by IM Topco from the unrelated third party under the new agreement and (ii) the amount of guaranteed royalties that IM Topco would have received from Xcel under the May 31, 2022 agreement. For the year ended December 31, 2023, the estimated amount of such shortfall was approximately $325,000, which the Company recognized as royalty expense in the consolidated statements of operations.

In November 2023, the Company, WHP, and IM Topco entered into an amendment of the May 2022 membership purchase agreement, under Xcel agreed to make additional royalty payments to IM Topco totaling $450,000 the following 11 months. As a result of this amendment, the Company recognized a $450,000 increase to the carrying value basis of its equity method investment in IM Topco and a corresponding increase in current liabilities. The Company paid $75,000 of the additional royalty payments to IM Topco during the year ended December 31, 2023, and paid $237,500 during the year ended December 31, 2024. As of December 31, 2024, the remaining payments due totaled $137,500, and are reflected with accounts payable, accrued expenses and other current liabilities in the consolidated balance sheet. As of the date of this Annual Report on Form 10-K, this amount has not been paid to IM Topco.

Public Offering and Private Placement Transactions

In connection with the public offering of 328,427 shares of the Company’s common stock at a price to the public of $6.50 per share which was consummated on March 19, 2024 (see Note 7 of the financial statements in Item 8 for additional details), Robert W. D’Loren, Chairman and Chief Executive Officer of the Company; an affiliate of Mark DiSanto, a director of the Company; and Seth Burroughs, Executive Vice President of Business Development and Treasury of the Company, purchased 14,625, 14,625, and 3,250 shares, respectively, at $6.50 per share, the same price at which the shares were sold to other purchasers in the offering.

Also in connection with the public offering, on March 14, 2024, the Company entered into subscription agreements with each of Mr. D’Loren, Mr. DiSanto, and Mr. Burroughs to purchase 13,258, 13,258, and 2,946 shares, respectively (collectively, the “Private Placement Shares”), at a price of $9.80 per Private Placement Share. The total number of Private Placement Shares purchased was 29,462. The purchase of the Private Placement Shares closed concurrently with the offering.

Debt Refinancing

In connection with the December 2024 refinancing of the Company’s term loan debt (see Note 6 of the financial statements in Item 8 for additional details), IPX Capital, LLC (“IPX”), a company controlled by Mr. D’Loren, made a $250,000 advance to one of the Company’s subsidiaries, of which $200,000 was repaid to IPX upon the closing of the debt refinancing transaction. Additionally, IPX purchased a 12.5% undivided, last-out, subordinated participation interest in a portion of the new term loan debt for a purchase price of $500,000, and received a pro rata share of warrants received by the Term B Lenders to purchase shares of the Company’s common stock.

On April 21, 2025 and in connection with the refinancing of the Company’s term loan debt, IPX’s participation in Term Loan B was repaid and IPX purchased a $500,000 undivided, last-out, subordinated participation interest in Term Loan A.

Support Agreement

On April 21, 2025, each of Robert D’Loren, Chairman of the Board and Chief Executive Officer of the Company, Seth Burroughs, Executive Vice President of the Company, and Mark D. Santo, a director of the Company, entered into a Support Agreement whereby each individual agreed to vote in favor of any proposal to approve the issuance of the shares of common stock issuable upon exercise of the warrants issued to UTG and other lenders and warrants amended in connection with the April 21, 2025 debt refinancing transaction, in accordance with applicable Nasdaq rules.

Board Nominee Agreement

On April 21, 2025, Xcel and UTG Capital, Inc., or UTG, entered into a Board Nomination Agreement pursuant to which Xcel granted UTG the right to nominate one individual to serve as a member of the Company’s board of directors, provided the individual is reasonably satisfactory to the Company’s board of directors (and/or board committee with authority over nominations of individuals to serve as directors of the Company) during the Nomination Period. The term “Nomination Period” means the period commencing on the date of the Board Nomination Agreement and ending on the earlier of (i) the date all of the loans under the December 12, 2024 loan agreement (as amended) have been repaid and (ii) the date UTG no longer holds a participation of at least $1,000,000 principal amount in the Term Loan B; provided, however, that if prior to the earlier of such dates, UTG and/or its affiliates exercise certain warrants issued to UTG for at least 300,000 shares of common stock, the Nomination Period shall continue for so long as UTG and/or its affiliate continue to hold 300,000 shares of common stock issued upon exercise of such warrants.

Guarantee

In October 2024, in connection with a required increase to a standby letter of credit associated with the Company’s real estate lease for offices located at 1333 Broadway, Mr. D’Loren provided a personal guarantee to the financial institution providing such letter of credit, in order to satisfy a portion of the associated collateral requirements for the letter of credit.

ORME

On December 4, 2023, the Company acquired a noncontrolling equity ownership interest in ORME, a short-form video and social commerce marketplace, for a purchase price of $150,000. ORME licenses the technology utilized by its marketplace from KonnectBio Inc., in which Robert W. D’Loren, the Company’s Chairman of the Board, Chief Executive Officer, and President, owns an approximate 19% noncontrolling interest.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting. The Company’s independent registered public accounting firm, Marcum, LLP, was responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited financial statements included with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with our management team. The Audit Committee has reviewed and discussed with our independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and the letter from our independent accountant required by applicable requirements of the PCAOB regarding our independent accountant’s communications with the Audit Committee concerning independence and has discussed with our independent accountant the independent accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 which was filed with the SEC on May 28, 2025.

The information contained in this Audit Committee report is not “soliciting material” and has not been “filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we may specifically incorporate it by reference into a future filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed or to be billed for professional services rendered by our Independent Registered Public Accounting Firm, Marcum LLP, for the audit of our annual consolidated financial statements, review of our consolidated financial statements included in our quarterly reports, and other fees that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for the years ended December 31, 2024 and 2023 were approximately $418,000 and $453,000, respectively.

Audit-Related Fees

For the fiscal year ended December 31, 2024, fees billed by our Independent Registered Public Accounting Firm for audit-related services consisted of $113,000 for the audit of IM Topco, LLC, and $77,000 for consent and comfort letter procedures related to our Form S-3 and 424(b)(5) filings related to our March 2024 public offering and private placement transactions. There were no fees billed by our Independent Registered Public Accounting Firm for audit-related services for the fiscal year ended December 31, 2023.

Tax Fees

There were no fees billed for professional services rendered by our Independent Registered Public Accounting Firm for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2024 and 2023.

All Other Fees

There were no fees billed for non-audit services by our Independent Registered Public Accounting Firm for the fiscal years ended December 31, 2024 and 2023.

Audit Committee Determination

The Audit Committee considered and determined that the services performed are compatible with maintaining the independence of the independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our Independent Registered Public Accounting Firm as outlined in its Audit Committee charter. Prior to engagement of the Independent Registered Public Accounting Firm for each year’s audit, management or the Independent Registered Public Accounting Firm submits to the Audit Committee for approval an aggregate request of services expected to be rendered during the year, which the Audit Committee pre-approves. During the year, circumstances may arise when it may become necessary to engage the Independent Registered Public Accounting Firm for additional services not contemplated in the original pre-approval. In those circumstances, the Audit Committee requires specific pre-approval before engaging the Independent Registered Public Accounting Firm. The engagements of our Independent Registered Public Accounting Firm were approved by the Company’s Audit Committee.

PROPOSAL II

TO APPROVE THE AMENDED AND RESTATED 2021 PLAN BY INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED AND AVAILABLE FOR DISTRIBUTION UNDER THE 2021 PLAN FROM 400,000 TO 1,150,000

The Board is seeking the approval of the amended and restated 2021 Plan, which is attached hereto as Annex A (the “Amendment”). The Amendment, when effective, will increase the number of shares of common stock reserved and available for distribution under the 2021 Plan from 400,000 to 1,150,000.

Our Board believes that we must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility within our organization. We expect that the Amendment will continue to be an important factor in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to enhance our growth and profitability.

Our 2021 Equity Incentive Plan, which we refer to as the “2021 Plan”, is designed and utilized to enable the Company to offer its employees, officers, directors, consultants, and others whose past, present, and/or potential contributions to the Company have been, are, or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company.

The 2021 Plan provides for the grant of stock options, restricted stock, restricted stock units, performance awards, or cash awards. The stock options may be incentive stock options or non-qualified stock options. A total of 400,000 shares of common stock are eligible for issuance under the 2021 Plan. Upon the effectiveness of the amended and restated 2021 Plan, a total of 1,150,000 shares of common stock will be eligible for issuance under the 2021 Plan.

A summary of the 2021 Plan is set forth under Proposal I – Compensation of Directors – 2021 Equity Incentive Plan.

The Board believes that increasing the number of shares available for issuance under the 2021 Plan by 750,000 shares is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable officers, employees, directors and consultants. The Board believes that the number of shares currently available for issuance under the 2021 Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will help the Company to have a more sufficient number of shares of common stock authorized for issuance under the 2021 Plan. The Board adopted the amended and restated 2021 Plan to ensure that, as we grow over the coming year, we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2021 Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee or the Board of Directors and, in the case of persons who are not reporting persons for purposes of Section 16 of the Securities Exchange Act of 1924, as may be determined by the Chief Executive Officer of the Company pursuant to parameters set by the Compensation Committee.

The following table sets forth information as of December 31, 2024 regarding compensation plans under which our equity securities are authorized for issuance:

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation Plans (1)	472,392	$19.01	279,957

 (1) Pursuant to our 2011 and 2021 Plans.

As of the Record Date, 259,688 shares of common stock, 34,500 shares of restricted stock and options to purchase 82,500 shares of common stock were awarded and remain outstanding under the 2021 Plan, options to purchase 45,585 shares of common stock were forfeited and 108,747 shares of common stock returned to the Company as payment of the exercise price or tax withholding obligations with respect to awards under the 2021 Plan. As of the Record Date 132,559 shares of common stock remain available for awards under the 2021 Plan. The Company does not have any current plans to make Awards under the 2011 Plan and, accordingly, the benefits or amounts that will be received by or allocated to the Chief Executive Officer, other executive officers, directors and employees is not determinable.

Since it is not possible to determine the exact number of awards that will be granted under the 2021 Plan, the awards granted during fiscal year 2024 under the 2021 Plan are set forth in the following table:

Name and position	Number of RSUs Granted	Number of Shares Underlying Options Granted
Mark X DiSanto – Board Member	7,250	8,750
Robert W D’Loren Chairman & CEO	8,750	8,750
Seth Burroughs – EVP	2,500	2,500
Howard Liebman	1,000	2.500
Deborah Weinswig	1,000	2.500
James Fielding	1,000	2.500

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2021 PLAN.

PROPOSAL III

TO RATIFY THE

APPOINTMENT OF Wolf & Company, PC AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2025

The Audit Committee of the Board has appointed Wolf & Company, PC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the Audit Committee Charter, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Wolf & Company, PC for ratification by stockholders as a matter of good corporate practice.

Marcum LLP, and subsequently CBIZ CPAs P.C. (“CBIZ CPAs”) served as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2024.

On September 15, 2025, the Audit Committee of the Board dismissed CBIZ CPAs as the Company’s independent registered accounting firm. The Company informed CBIZ CPAs of its termination on September 16, 2025.

As previously disclosed in a Current Report on Form 8-K filed on May 29, 2025, on May 27, 2025 Marcum LLP was dismissed, and CBIZ CPAs was appointed, as the Company’s independent registered public accounting firm. CBIZ CPAs did not issue an audit report on the Company’s financial statements.

From May 27, 2025 through the date of CBIZ CPAs’ dismissal, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with CBIZ CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to CBIZ CPA’s satisfaction, would have caused CBIZ CPAs to make reference to the subject matter of the disagreement in connection with its reports, if CBIZ CPAs had issued such a report and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K., except for the material weakness relating to fact that the Company was unable to file its Annual Report on Form 10-K and Quarterly Report on Form 10-Q within the time specified in SEC rules and forms, as management did not maintain appropriately designed entity-level controls impacting Information and Communication and Monitoring, related to a material asset. The Company is dependent on a third party to report financial information related to an investment in an unconsolidated affiliate. The timing of the receipt of information from the third party did not permit adequate time to meet SEC deadlines for the Company’s required filings, and CBIZ CPAs did not issue any audit report during the period of its engagement.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided CBIZ CPAs with a copy of the Current Report on Form 8-K filed on September 19, 2025 prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that CBIZ CPAs furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in Item 4.01(a) thereof. A copy of CBIZ CPAs’ letter, dated September 19, 2025, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed on September 19, 2025.

The Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of Wolf & Company, PC as its independent registered public accounting firm, at any time during the 2025 fiscal year, if it deems such change to be in the best interests of the Company and our stockholders. If the stockholders do not ratify the selection of Wolf & Company, PC, the Audit Committee will review the Company’s relationship with Wolf & Company, PC and take such action as it deems appropriate, which may include continuing to retain Wolf & Company, PC as the Company’s independent registered public accounting firm.

A representative of Wolf & Company, PC is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2026 must submit a notice containing the proposal in proper form consistent with our By-Laws, addressed to the attention of our Secretary at our address set forth on the first page of this proxy statement and in accordance with applicable regulations under Rule 14a-8 of the Exchange Act, received by us no later than June 16, 2026, 120 days before the date of this proxy statement plus one year in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting.

If a stockholder submits a proposal after the June 16, 2026 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our annual meeting of stockholders (but not in our proxy statement) to be held in 2026, the proposal, which must be presented in a manner consistent with our By-Laws and applicable law, must be delivered personally to, or be mailed to and received by, the Secretary of the Company, at the principal executive offices of the Company, no earlier than the close of business on the 120th calendar day prior to the date of such annual meeting and not later than the close of business on the later of the 90th calendar day prior to the date of such annual meeting or, if the first public disclosure of the date of such annual meeting is made or given to stockholders less than 100 calendar days prior to the date of such annual meeting, the 10th calendar day following the earlier of (i) the day on which such notice of the date of the meeting was mailed to stockholders or (ii) the day on which public disclosure of the date of such annual meeting is first made by the Company.

Each Stockholder Meeting Notice shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) a description of each item of business proposed to be brought before the meeting (including the text of the proposal or business and the text of any resolutions proposed for consideration and the reasons for conducting such business at the meeting; (ii) the name and record address, as they appear on the Company’s books, of the stockholder proposing to bring such item of business before the meeting and the name and address of all Stockholder Associated Persons, (iii) (A) the class and series and number of shares of each class and series of capital stock of the Company which are, directly or indirectly, owned beneficially and/or of record by such stockholder or any Stockholder Associated Person, documentary evidence of such record or beneficial ownership, and the date or dates such shares were acquired and the investment intent at the time such shares were acquired, (B) any derivative instrument directly or indirectly owned beneficially by such stockholder or any Stockholder Associated Person and any other direct or indirect right held by such stockholder or any Stockholder Associated Person to profit from, or share in any profit derived from, any increase or decrease in the value of shares of the Company, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Company, (D) any short interest indirectly or directly held by such stockholder or any Stockholder Associated Person in any security issued by the Company, (E) any rights to dividends on the shares of the Company owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying securities of the Company, (F) any proportionate interest in securities of the Company or derivative instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance- related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to base on any increase or decrease in the value of securities of the Company or derivative instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household (which information, in each case, shall be supplemented by such stockholder and any Stockholder Associated Person not later than ten (10) calendar days after the Record Date for the meeting to disclose such ownership as of the Record Date); (iv) a description of all arrangements or understandings between such stockholder and/or any Stockholder Associated Person and any other person or persons (naming such person or persons) in connection with the proposal of such business by such stockholder; (v) any material interest of such stockholder or any Stockholder Associated Person in such business, individually or in the aggregate, including any anticipated benefit to such stockholder or any Stockholder Associated Person therefrom; (vi) a representation from such stockholder as to whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies from stockholders in support of such proposal; (vii) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting, that such stockholder intends to vote such stock at such meeting, and that such stockholder intends to appear at the meeting in person or by proxy to bring such business before such meeting; (viii) whether and the extent to which any agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to any securities of the Company, without regard to whether such transaction is required to be reported on a Schedule 13D or other form in accordance with Section 13(d) of the Exchange Act, or any successor provisions thereto and the rules and regulations promulgated thereunder; (ix) in the event that such business includes a proposal to amend these By-Laws, the complete text of the proposed amendment; and (x) such other information regarding each matter of business to be proposed by such stockholder, regarding the stockholder in his or her capacity as a proponent of a stockholder proposal, or regarding any Stockholder Associated Person, that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitations of proxies for such business pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Company stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Xcel Brands, Inc., 550 Seventh Avenue, 11th Floor, New York, NY 10018, Attention: Corporate Secretary or by calling us at (347) 727-2474. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

OTHER INFORMATION

Proxies for the Annual Meeting will be available at www.cstproxy.com/xcelbrands/am2025 and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024, WILL BE AVAILABLE TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 8, 2025 AT WWW.CSTPROXY.COM/XCELBRANDS/AM2025. COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE FORM 10-K, WITHOUT EXHIBITS, WILL BE PROVIDED UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE. A WRITTEN REQUEST FOR THE FORM 10 -K SHOULD BE MADE TO:

XCEL BRANDS, INC.

550 Seventh Floor, 11th FLOOR

NEW YORK, NY 10018

ATTENTION: SECRETARY

By order of the Board of Directors,

/s/ Robert W. D’Loren
Robert W. D’Loren
Chairman of the Board of Directors, Chief Executive Officer and President

October 17, 2025

ANNEX A

XCEL BRANDS, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

Section 1. Purposes; Definitions.

The purpose of the Xcel Brands, Inc. Equity Incentive Plan is to enable Xcel Brands, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of Xcel Brands, Inc.

For purposes of the Plan, unless the context requires otherwise, the following terms shall be defined as set forth below:

(a)“Award” means an award granted under the Plan including a Stock Option, Restricted Stock, RSUs or a Cash Award.

(b)“Board” means the Board of Directors of Xcel Brands, Inc.

(c)“Cash Award” means an Award entitling the Participant to a payment of cash, in the amount, under the circumstances and at the times set forth in the Award, as further described in Section 7.

(d)“Cause” shall have the meaning ascribed thereto in Section 5(b)(ix) below.

(e)“Change of Control” shall have the meaning ascribed thereto in Section 10 below.

(f)“Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(g)“Committee” means the Compensation Committee of the Board, if established, or any other committee of the Board which the Board may designate, consisting of two or more members of the Board each of whom shall meet the definition of an “independent director” under the listing rules of any securities exchange or national securities association on which the Stock is listed for trading  and the requirements set forth in any other law, rule or regulation applicable to the Plan hereinafter enacted, provided, however, that with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such committee member shall meet such qualifications as are required by Rule 16b-3.

(h)“Company” means Xcel Brands, Inc., a corporation organized under the laws of the State of Delaware or any successor entity.

(i)“Disability” means the permanent and total disability as defined in Section 22(e)(3) of the Code.

(j)“Early Retirement” means retirement, with the approval of the Board or the Committee, for purposes of one or more Award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

(k)“Exchange Act” means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(l)“Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the arithmetic mean of the high and low prices of the Stock on the trading day of the grant as reported or provided  by NASDAQ or the National Quotation Bureau, Inc., provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined in good faith by the Board or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(m)“409A Change” shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. The foregoing definition of “409A Change” shall be interpreted consistent with, and shall include all of the requirements of, Section 409A of the Code and the Treasury regulations issued thereunder, to constitute a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation as defined therein.

(n)“Incentive Stock Option” means any Stock Option which is intended to be and is designated as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor thereto. An Incentive Stock Option may only be granted to an employee of the Company, a Parent or a Subsidiary as set forth in Section 421 and 422 of the Code, as applicable.

(o)“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p)“Normal Retirement” means retirement from active employment with the Company or any Parent or Subsidiary on or after age 65.

(q)“Participant” shall mean any person who has received an award of an Option, Restricted Stock, RSU or a Cash Award under the Plan.

(r)“Parent” means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(s)“Performance-Based Award” means an Award that vests in whole or in part upon the achievement of one or more specified Performance Goals, as determined by the Committee

(t)“Performance Goals” means the performance goals established by the Board or Committee, as the case may be, in connection with the grant of an Award.

(u)“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

(v)“Plan” means this Xcel Brands, Inc. Amended and Restated 2021 Equity Incentive Plan, as hereinafter amended from time to time.

(w)“Restricted Stock” means Stock, received under an award made pursuant to Section 6 below that is subject to restrictions imposed pursuant to said Section 6.

(y)“Restricted Stock Unit” or “RSU” means an award grant pursuant to Section 7 hereof.

(y)“Retirement” means Normal Retirement or Early Retirement.

(z)“Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(aa)“Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

(bb)“Stock” means the common stock of the Company.

(cc)“Stock Option” or “Option” means any option to purchase shares of Stock which is granted pursuant to the Plan.

(dd)“Subsidiary” means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

Section 2. Administration.

The Plan shall be administered by the Board, or, at its discretion, the Committee.

The Board or the Committee, as the case may be, shall have the authority to grant Awards pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)          to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock and/or RSUs may be from time to time granted hereunder;

(ii)         to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, RSUs and/or Cash Awards or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)        to determine the number of shares of Stock to be covered by each Award granted hereunder;

(iv)       to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions); and

(v)          to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan.

Subject to Section 11 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board’s or the Committee's, as the case may be, sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Participants.

Subject to the provisions of the Plan, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the “CEO”) the authority, subject to such terms as the Board or the Committee, as the case may be, to determine and designate from time to time the employees or other persons to whom Awards may be granted and to perform other specified functions under the Plan; provided, however, that the CEO may not grant any Award to, or perform any function related to an Award to, himself or any individual (i) then subject to Section 16 of the Exchange Act, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (ii) where the grant or performance of such function by the CEO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO to grant Awards pursuant to the Plan and may set forth the types of Awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Participant and to all Participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price), if any, of an Award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the Awards granted, the Awards granted pursuant to the delegated authority and, with respect to each Award: the name of the Participant, the date of grant of the award, the number of shares of Stock, the exercise price and period, if any, and the vesting provisions of such Award, the terms of such Awards, in all cases, being subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

The Board or the Committee, or the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or the Committee, as the case may be.

No member of the Board or the Committee, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Board or the Committee or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a Parent or Subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

Section 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,150,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 1,150,000 shares of Stock.

If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock or RSU award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award without having been exercised or settled, (ii) any shares of Stock subject to an Award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an Award, and (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an Award, shall again be available for distribution under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding Awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.  Any adjustments to outstanding Awards shall be consistent with section 409A or 424 of the Code, to the extent applicable.

Section 4. Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Awards under the Plan. In addition, Non-Qualified Stock Options and other Awards (but not Incentive Stock Options) may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such Awards under the Plan. The grant of an Option or other Award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other Award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options.

(a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option, including the exercise price.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)         Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of the grant and shall not be less than 100% (110% in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries (“10% Stockholder”)) of the Fair Market Value of the Stock at the time the Stock Option is granted.

(ii)        Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)        Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(iv)       Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 13(a) below.

(v)        Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

(vi)       Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)      Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(viii)     Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Non-qualified Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

(ix)        Other Termination. Subject to the provisions of Section 13(h) below, and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or, in the case of a Non-Qualified Stock Option, Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, “Cause” shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, “Cause” shall also include any definition of “Cause” contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(x)         Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an individual optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(xi)        Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any “window period” provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(xii)       Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.  An Incentive Stock Option granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.   A Non-Qualified Stock Option granted  to an Employee pursuant to the Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.  A Non-Qualified Stock Option granted to a non-employee directors or consultants shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of a Stock Option, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the option terms contained in Appendix I, II or III hereof for any particular optionee, provided that with respect to an Incentive Stock Option, the Stock Option satisfies the requirements for an Incentive Stock Option set forth in the Code.

Section 6. Restricted Stock.

(a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)          Restricted Stock, when issued, shall be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)         Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or the Committee, as the case may be, determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may, in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or the Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)        Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)       Restricted Stock Agreement.  Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.  A Restricted Stock award granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix IV hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of Restricted Stock, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the terms contained in Appendix IV hereof for any particular Restricted Stock holder.

Section 7. Restricted Stock Units (RSUs).

(i)         Restricted stock units (RSUs) are Awards denominated in Stock that will be settled, subject to the terms and conditions of the RSUs, in an amount in cash, Stock, or both. The Board or the Committee, as the case may be, shall determine the eligible individuals to whom and the time or times at which grants of RSUs will be awarded, the number of shares in respect of which any granted RSUs shall relate, the conditions for vesting, the time or times within which such RSUs may be subject to forfeiture and any other terms and conditions of the RSUs, in addition to those contained in Section 7(ii).

(ii)         RSUs shall be subject to the following terms and conditions and such other terms and conditions as are set forth in the Plan and the applicable award agreement or other document approved by the Committee: (1) the Board of the Committee, as the case may be, shall, prior to or at the time of grant, condition (A) the vesting of RSUs upon the continued service of the applicable Participant, or (B) the grant or vesting of RSUs upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant or vesting and the other provisions of RSUs (including without limitation any applicable performance targets) need not be the same with respect to each recipient. An Award of RSUs shall be settled as and when the RSUs vest, at a later time specified by the Board of the Committee, as the case may be, in the applicable award agreement, or, if the Board or Committee so permits, in accordance with an election of the Participant; and (2) subject to the provisions of the Plan and the applicable award agreement, during the period in which the RSUs are subject to vesting restrictions, if any, set by the Committee, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber RSUs.

(iii)        A Participant to whom RSUs are awarded shall have no rights as a stockholder with respect to the Stock represented by the RSUs unless and until Stock are actually delivered to the Participant in settlement thereof. Subject to Section 13(a), (i) cash dividends on the class or series of common stock that is the subject of the RSUs shall accrue either in cash or reinvestment in additional RSUs, as determined by the Board or the Committee, as the case may be, and be paid or delivered only to the extent the underlying RSU vests, and (ii) dividends payable in common stock shall accrue, assuming reinvestment in the form of additional RSUs, and be delivered only to the extent the underlying RSU vests.  Notwithstanding the immediately preceding sentence, if an adjustment to an Award of RSUs is made pursuant to Section 3 as a result of any dividend or distribution, no increase to such Award (by means of deemed reinvestment in additional RSUs) shall be made, and no dividend equivalents shall be paid, as described herein as a result of the same dividend or distribution.

(iv)       RSU Agreement.  Each RSU award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.  An RSU award granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix V hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of RSUs, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the terms contained in Appendix V hereof for any particular RSU holder.

Section 8.  Cash Awards.

(a)Grant. Cash Awards may be issued under the Plan either alone or in addition to or in tandem with other Awards granted under the Plan or other payments made to a Participant not under the plan.   The Board or Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, cash awards will be made, the amount that is subject to the Cash award, the circumstances and conditions under which such amount shall be paid, in whole or in part, the time of payment, and all other terms and conditions of the Awards.

(b)Written agreement. Each Cash Award shall be confirmed by, and shall be subject to the terms of, an agreement executed.

(c)Other cash payments. This Section 8 shall not be construed to prohibit the Company from making cash payments not under the Plan to employees, consultants, service providers, independent contractors and directors as determined by the Company in its sole discretion.

Section 9.  Performance-Based Awards.

(a) In General. Options, Restricted Stock awards, RSU awards and Cash Awards may be granted as Performance-Based Awards.  The Performance Goals to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Board or Committee, as the case may be, at the time grant for each Performance-Based Award. The conditions for grant or vesting and the other provisions of Performance-Based Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient.

(b) Performance Goals. The Board or the Committee, as the case may be, may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: revenue; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA adjusted for non-cash or non-recurring items; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Board or Committee may specify, which may include or exclude any or all of the following items as the Board or Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Board or Committee may specify.

Section 10. Change of Control Provisions.

(a) A “Change of Control” shall be deemed to have occurred when:

(i)          any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)         (A) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a “Change of Control” shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(b) In the event of a “Change of Control” as defined in Section 10(a) above, and unless otherwise provided in a grant agreement, employment agreement or other agreement between the Company and the Participant, Awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 10 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a “Change of Control”:

(i)          all outstanding Stock Options which have been outstanding for at least six months  shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)         all restrictions and deferral limitations contained in Restricted Stock and RSU awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant within thirty (30) days of the “Change of Control.” Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to an Award to which Section 409A of the Code applies shall not lapse and no distribution made under this Section 10(b) unless the “Change of Control” qualifies as a 409A Change and such lapse and distribution does not cause adverse tax consequences under Section 409A of the Code.

(c)         Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Board or Committee shall specify otherwise in the applicable award agreement, the Board or Committee, as the case may be, is authorized (but not obligated) to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards (Subject to Section 10(b) above), including, in the case of Options, substitution by the surviving company or corporation or its parent of restricted stock or other equity in an amount equal to the intrinsic value of such Options; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Stock, other property or any combination thereof) as determined in the sole discretion of the Board or Committee, as the case may be, and which value may be zero; provided, that, in the case of Options, (x) such fair value may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares of Stock subject to such Awards (or, if no such consideration is paid, the Fair Market Value of the Stock subject to such outstanding Awards or portion thereof being canceled) over the aggregate exercise price with respect to such Awards or the portion thereof being canceled (or if no such excess, zero), and (y) to the extent that the Options are not then vested, such excess may be paid in restricted stock or other equity, which may be subject to substantially the same vesting and/or forfeiture terms as such Options in an amount equal to the intrinsic value of such Options.

Section 11. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Sections 3, 10 and 16 hereof, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option unless such amendment is approved by the Company’s stockholders.

Section 12. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 13. General Provisions.

(a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option, Restricted Stock, RSU or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

(b) All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(d) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee or other service provider of the Company or any Parent or Subsidiary any right to continued employment or service with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or other service of any of its employees or other service providers at any time.

(e) No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, Restricted Stock, RSU, Cash Award or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or the Participant's employer (if not the Company) or any Parent or Subsidiary.

(f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

(g) Any Stock Option, Restricted Stock, RSU, Cash Award or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(h) Subject to the requirements of Section 409A of the Code if applicable, a leave of absence, unless otherwise determined by the Board or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option, Restricted Stock, Cash Award or other awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(i) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, RSU agreement or Cash Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

(j) The obligations of the Company with respect to all Stock Options, Restricted Stock, RSUs, Cash Awards and other awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(k) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(l) The Board or the Committee, as the case may be, may terminate any Stock Option, Restricted Stock, RSU, Cash Award or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

(m) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

(n) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Stock with respect to dividends to Participants holding Awards of RSUs, or the adjustment of RSUs in respect of such dividends, shall only be permissible if sufficient Stock is available under Section 3 for such reinvestment or payment or the settlement of such Awards (taking into account then-outstanding Awards).

(o) Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 304 of the Sarbanes-Oxley Act, or any regulations promulgated thereunder.

(p) The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

Section 14. Effective Date of Plan.

The Plan shall be effective on the date of its approval by the Company’s stockholders. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

Section 15. Term of Plan.

No Stock Option, Restricted Stock, RSU or Cash Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

Section 16. Section 409A of the Code Compliance.

(a) Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. If intended to satisfy the applicable requirements of Section 409A of the Code, an Award and the Plan, as applicable, shall be performed and interpreted consistent with such intent. If the Board or the Committee, as the case may be, determines in good faith that any provision of this Plan does not satisfy such requirements or could cause any person to recognize additional taxes, penalties or interest under Section 409A of the Code, the Board or the Committee, as the case may be, is empowered to modify, to the extent practicable, the original intent of the applicable provision without violation of Section 409A of the Code. In addition, notwithstanding any provision contained herein to the contrary, the Board or the Committee, as the case may be, shall have broad authority to amend or to modify the Plan, without advance notice to or consent by any person, to the extent necessary or desirable to ensure compliance with Section 409A of the Code. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A of the Code or other provision of the Code.

(b) If any provision of the Plan or an Award agreement contravenes any regulations or treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code and the Board or the Committee, as the case may be, in its reasonable discretion, may take such actions as it determines to avoid contravention of Section 409A of the Code. Moreover, any discretionary authority that the Board or the Committee, as the case may be, may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the treasury regulations or guidance promulgated thereunder.

(c) Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

(d) Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the first date that is at least six months after the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code. To the extent required to comply with Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any payment or distribution upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and accordingly, a reference to termination of employment, termination of service or like terms shall mean a “separation from service” as the context may require.

(e) The Board or the Committee, as the case may be, may adopt rules and procedures subject to the requirements of Section 409A of the Code to permit a Participant to defer the receipt of any of the cash or Stock to be received pursuant to an Award.

(f) In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a “change of control” shall be made only if the “change of control” is (1) one described in Section 9 and (2) one described in a 409A Change, and shall be paid consistent with the requirements of Section 409A of the Code. If any deferred compensation that would otherwise be payable by reason of a “change of control” cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Board or the Committee, as the case may be.

APPENDIX I

INCENTIVE STOCK OPTION

To:
Name

Address

Date of Grant:  _____________________

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock ("Common Stock"), of Xcel Brands, Inc., a Delaware corporation (the "Company"), at a price of $ ___ per share pursuant to the Company's Amended and Restated 2021 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to two years from the date of grant, your option may be exercised for up to _________ % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Each succeeding year thereafter your option may be exercised for up to an additional __________ % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after _________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called "attestation procedure") to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or any Parent or Subsidiary is terminated other than: (i)  by reason of Disability or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by any Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while employed by the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or  any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding the foregoing, the option, to the extent then not vested, shall expire and be forfeited immediately without any further action by or the Company upon the termination of your employment for any reason.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a Change of Control, the Board or the Committee, as the case may be, shall have the authority (but not the obligation) to take any of the actions described in Section 10(c) of the Plan in respect of this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)             Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)            Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)            During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)           Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)            You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b)            The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws, and the availability of a current prospectus, or upon receipt of any opinion of counsel acceptable to the Company that such registration and current prospectus are no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.  In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.  To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

If shares of Common Stock acquired by exercise of this option are disposed of within two (2) years following the date of grant or one (1) year following the issuance of the shares to you (or any situation in which the option will be taxed as a non-qualified option), you shall, immediately prior to such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require .

Nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Company. If mailed, it should be addressed to  the Chief Financial Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions .

XCEL BRANDS, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date: _____________
Signature of Optionee

Print Name

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER

EMPLOYEES

To:
Name

Address

Date of Grant:  _____________________

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock ("Common Stock"), of  Xcel Brands, Inc. , a Delaware corporation (the "Company"), at a price of $ ___ per share pursuant to the Company's Amended and Restated 2021 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to two years from the date of grant, your option may be exercised for up to ______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Each succeeding year thereafter your option may be exercised for up to an additional _______% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after _______ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or  any Parent or Subsidiary is terminated other than: (i)  by reason of Disability or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by any Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while employed by the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding the foregoing, the option, to the extent then not vested, shall expire and be forfeited immediately without any further action by or the Company upon the termination of your employment for any reason.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a Change of Control, the Board or the Committee, as the case may be, shall have the authority (but not the obligation) to take any of the actions described in Section 10(c) of the Plan in respect of this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)            Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)            Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)            During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)            Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)            You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b)            The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Company. If mailed, it should be addressed to the Chief Financial Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan.  In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

XCEL BRANDS GROUP, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date: _____________
Signature of Optionee

Print Name

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR DIRECTORS

AND CONSULTANTS

To:
Name

Address

Date of Grant:  _____________________

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock ("Common Stock"), of Xcel Brands Group, Inc., a Delaware corporation (the "Company"), at a price of $ ____ per share pursuant to the Company's  Amended and Restated 2021 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to two years from the date of grant, your option may be exercised for up to _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Each succeeding year thereafter your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after ________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your directorship or consultancy by the Company or any Parent or Subsidiary is terminated other than by reason of (i) Disability or death, in which case your option will terminate one year from the date of termination of directorship or consultancy due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your directorship or consultancy is terminated, as aforesaid (other than for the reasons stated in clause (ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your directorship or consultancy terminated. Provided you are willing to continue your directorship or consultancy for the Company or a successor after a Change of Control at the same compensation you enjoyed immediately prior to such Change of Control, if your directorship or consultancy is involuntarily terminated without cause after a Change of Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of such termination of your directorship or consultancy. If you are engaged by any Parent or Subsidiary, your directorship or consultancy shall be deemed to have terminated on the date such entity ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your directorship or consultancy shall not be deemed to have terminated if you are transferred from the Company to a Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while acting as a director of consultant of  the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your directorship or consultancy with the Company or  any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding the foregoing, the option, to the extent then not vested, shall expire and be forfeited immediately without any further action by or the Company upon the termination of your directorship or consultancy with the Company or  any Parent or Subsidiary for any reason.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a Change of Control, the Board or the Committee, as the case may be, shall have the authority (but not the obligation) to take any of the actions described in Section 10(c) of the Plan in respect of this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)            Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)            Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)            During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)           Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)            You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b)            The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein guarantees your term as a director of, or consultant to, the Company or any Parent or Subsidiary for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your directorship or consultancy at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, the Company or any Parent or Subsidiary may terminate your directorship or consultancy with the Company or any Parent or Subsidiary prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Company. If mailed, it should be addressed to the Chief Financial Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan.  In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

XCEL BRANDS, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or Stock grants.

Date: _____________
Signature of Optionee

Print Name

APPENDIX IV

RESTRICTED STOCK AGREEMENT

To:

Date of Award:

You are hereby awarded, effective as of the date hereof (the “Award Date”), _________ shares (the “Shares”) of common stock (“Common Stock”), of Xcel Brands, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s Amended and Restated 2021 Equity Incentive Plan (the “Plan”), subject to certain restrictions specified below in Restrictions and Forfeiture. (While subject to the Restrictions, this Agreement refers to the Shares as “Restricted Shares”).

During the period commencing on the Award Date and terminating on ________________ (the “Restricted Period”), except as otherwise provided herein, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered and are subject to forfeiture (the “Restrictions”).

Except as set forth below, the Restricted Period with respect to the Shares will lapse in accordance with the vesting schedule set forth below (the “Vesting Schedule”).  Subject to the restrictions set forth in the Plan, the Board or Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the Restrictions shall lapse with respect to any Shares subject thereto, or to remove any or all of such Restrictions, whenever the Board or Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

In addition to the terms, conditions, and restrictions set forth in the Plan, the following terms, conditions, and restrictions apply to the Restricted Shares:

Restrictions and Forfeiture	You may not sell, assign, pledge, encumber, or otherwise transfer any interest in the Restricted Shares until the dates set forth in the Vesting Schedule, at which point the Restricted Shares will be referred to as “ Vested. ”

Vesting Schedule	Assuming you provide Continuous Service (as defined herein) as an employee of the Company or any Parent or Subsidiary of the Company, all Restrictions will lapse on the Restricted Shares on the Vesting date or Vesting dates set forth in the schedule below for the applicable grant of Restricted Shares and they will become Vested.

Vesting Schedule
Vesting Date	Number of Restricted Shares that Vest

Continuous Service	“Continuous Service,” as used herein, means the absence of any interruption or termination of your service as an employee of the Company or any Parent or Subsidiary. If you are employed by a Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any then Parent or Subsidiary. Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

Share Certificates	The Company will issue a certificate (or certificates) in your name with respect to the Shares, and will hold such certificate (or certificates) on deposit for your account until the expiration of the Restricted Period with respect to the Shares represented thereby. Such certificate (or certificates) will contain the following restrictive legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Amended and Restated 2021 Equity Incentive Plan of the Company, copies of which are on file in the office of the Secretary of the Company.”

Additional Conditions to Issuance of Stock Certificates	You will not receive the certificates representing the Restricted Shares unless and until the Company has received a stock power or stock powers in favor of the Company executed by you.

Voting Rights	Prior to vesting, you will have no voting rights with respect to any Restricted Shares that have not Vested.

Cash Dividends	Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for your account and paid to you upon the expiration of the Restricted Period, except as otherwise determined by the Board or Committee. All such withheld dividends shall not earn interest, except as otherwise determined by the Board or Committee. You will not receive withheld cash dividends on any Restricted Shares which are forfeited and all such cash dividends shall be forfeited along with the Restricted Shares which are forfeited.

Tax Withholding	Unless you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pay taxes in accordance with that election, you will be taxed on the Shares as they become Vested and must arrange to pay the taxes on this income. If the Board or Committee so determines, arrangements for paying the taxes may include your surrendering Shares that otherwise would be released to you upon becoming Vested or your surrendering Shares you already own. The fair market value of the Shares you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes.

The Company shall have the right to withhold from your compensation an amount sufficient to fulfill its or its Parent’s or Subsidiary’s obligations for any applicable withholding and employment taxes. Alternatively, the Company may require you to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Company may withhold from any cash dividends paid on the Restricted Shares an amount sufficient to cover taxes owed as a result of the dividend payment. The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Board or Committee, subject to applicable federal, state, local and foreign laws. The Company shall have a lien and security interest in the Shares and any accumulated dividends to secure your obligations hereunder.

Tax Representations	You hereby represent and warrant to the Company as follows:

(a) You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You are relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents.

(b) You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. You understand that Section 83 of the Code taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse. To the extent that an award hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders subject to Section 16 of the 1934 Act, a “restriction” on the Shares includes for these purposes the period after the award of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act. Alternatively, you understand that you may elect to be taxed at the time the Shares are awarded rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of the award.

YOU HEREBY ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO YOU UNDER SECTION 83(B) OF THE CODE, EVEN IF YOU REQUEST THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON YOUR BEHALF.

Securities Law Representations	The following two paragraphs shall be applicable if, on the date of issuance of the Restricted Shares, no registration statement and current prospectus under the Securities Act of 1933, as amended (the “1933 Act”), covers the Shares, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Shares to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Shares to be issued hereunder without an effective registration statement under the 1933 Act, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for Shares to be issued to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

Stock Dividend, Stock Split and Similar Capital Changes	In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this Agreement shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith. Any shares of Common Stock or other securities received, as a result of the foregoing, by you with respect to the Restricted Shares shall be subject to the same restrictions as the Restricted Shares, the certificate or other instruments evidencing such shares of Common Stock or other securities shall be legended and deposited with the Company as provided above with respect to the Restricted Shares, and any cash dividends received with respect to such shares of Common Stock or other securities shall be accumulated as provided above with respect to the Restricted Shares.

Non-Transferability	Restricted Shares are not transferable.

No Effect on Employment	Except as otherwise provided in your Employment Agreement [IF APPLICABLE], dated _____________________, nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary. Further, nothing herein guarantees you employment for any specified period of time. This means that, except as provided in the Employment Agreement, either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your Shares become vested.

No Effect on Corporate Authority	You understand and agree that the existence of this Agreement will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preferences ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Questions or Controversies	In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, or any provision of this Agreement, the determination in good faith by the Board or the Committee (as constituted at the time of such determination) of your rights under this Agreement shall be conclusive, final and binding upon you and upon any other person who shall assert any right pursuant to this Agreement.

Governing Law	The laws of the State of Delaware will govern all matters relating to this Agreement, without regard to the principles of conflict of laws.

Notices	Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Financial Officer of the Company. If mailed, it should be addressed to the Chief Financial Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Agreement Subject to Plan; Entire Agreement	This Agreement shall be subject to the terms of the Plan in effect on the date hereof, which terms are hereby incorporated herein by reference and made a part hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. This Agreement constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the Chief Executive Officer of the Company

Conflicting Terms	Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan in effect on the date hereof, the terms of the Plan will control.

Please sign the copy of this Restricted Stock Agreement and return it to the Chief Financial Officer, thereby indicating your understanding of, and agreement with, its terms and conditions.

XCEL BRANDS, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of the Restricted Stock Agreement.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of the Restricted Stock Agreement.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this Restricted Stock Agreement.  I accept this Restricted Stock Agreement in full satisfaction of any previous written or oral promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date:  ____________________

ADDRESS

APPENDIX V

RESTRICTED STOCK UNIT AGREEMENT

To:

Date of Award:

You are hereby awarded, effective as of the date hereof (the “Award Date”), _________ Restricted Stock Units (the “RSUs”) with respect to shares of the common stock (“Common Stock”) of Xcel Brands, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s Amended and Restated 2021 Equity Incentive Plan (the “Plan”), subject to certain restrictions specified below in Restrictions and Forfeiture.

Each RSU represents the right to receive one share of Common Stock to be issued and delivered when the underlying RSU vests.  Except as set forth below, the RSUs will vest in accordance with the vesting schedule set forth below (the “Vesting Schedule”).  Subject to the restrictions set forth in the Plan, the Board or Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the RSUs shall vest whenever the Board or Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the Award Date.

In addition to the terms, conditions, and restrictions set forth in the Plan, the following terms, conditions, and restrictions apply to the Restricted Shares:

Delivery Date	Vested RSUs will be settled by delivery of shares of Common Stock. As soon as practicable after vesting (but in no event later than 75 days thereafter), the number of shares of Common Stock underlying the vested RSUs (minus any withholding for taxes) shall be delivered to you. If you die before any payment due hereunder is made, such delivery shall be made to your beneficiary. Once delivery of a share of Common Stock has been made with respect to an RSU, the RSU shall be canceled.

Vesting Schedule	Assuming you provide Continuous Service (as defined herein) as an employee of the Company or any Parent or Subsidiary of the Company through the applicable vesting date, the RSUs shall vest as set forth in the schedule below.

Vesting Schedule
Vesting Date	Number of Restricted Stock Units that Vest

Continuous Service	“Continuous Service,” as used herein, means the absence of any interruption or termination of your service as an employee of the Company or any Parent or Subsidiary. If you are employed by a Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any then Parent or Subsidiary. Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

Share Certificates	The Company will issue a certificate (or certificates) in your name with respect to the shares of Common Stock delivered in settlement of RSUs hereunder. Such certificate (or certificates) will contain the following restrictive legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Amended and Restated 2021 Equity Incentive Plan of the Company, copies of which are on file in the office of the Secretary of the Company.”

Additional Conditions to Issuance of Stock Certificates	You will not receive the certificates representing the settled RSUs unless and until the Company has received a stock power or stock powers in favor of the Company executed by you.

Stockholder Rights	Neither you nor any person claiming under or through you shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock deliverable hereunder unless and until certificates representing such shares have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to you (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, you shall have all the rights of a stockholder of the Company, including with respect to the right to vote the shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to such shares.

Cash Dividends	Cash dividends, if any, paid on the shares of Common Stock underlying RSUs shall be held by the Company for your account and paid to you upon vesting of the underlying RSU, except as otherwise determined by the Board or Committee. All such withheld dividends shall not earn interest, except as otherwise determined by the Board or Committee. You will not receive withheld cash dividends on any shares of Common Stock underlying RSUs that are forfeited and all such cash dividends shall be forfeited along with the RSUs that are forfeited.

Tax Withholding	You will be taxed on the shares of Common Stock underlying RSUs as the RSUs become vested and you must arrange to pay the taxes on this income. If the Board or Committee so determines, arrangements for paying the taxes may include your surrendering shares of Common Stock that otherwise would be delivered to you upon vesting of the underlying RSUs or your surrendering shares of Common Stock you already own. The fair market value of the shares of Common Stock you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes.

The Company shall have the right to withhold from your compensation an amount sufficient to fulfill its or its Parent’s or Subsidiary’s obligations for any applicable withholding and employment taxes. Alternatively, the Company may require you to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the shares of Common Stock deliverable in respect of vested RSUs or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock underlying vested RSUs to cover the amount required to be withheld. The Company may withhold from any cash dividends paid on the shares of Common Stock underlying vested RSUs an amount sufficient to cover taxes owed as a result of the dividend payment. The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Board or Committee, subject to applicable federal, state, local and foreign laws. The Company shall have a lien and security interest in the shares of Common Stock underlying RSUs and any accumulated dividends to secure your obligations hereunder.

Tax Representations	You hereby represent and warrant to the Company as follows:

(a) You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. You are relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents.

(b) You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

Securities Law Representations	The following two paragraphs shall be applicable if, on the date of delivery of the shares of Common Stock, no registration statement and current prospectus under the Securities Act of 1933, as amended (the “1933 Act”), covers the Shares, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the shares of Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such shares to be issued hereunder without an effective registration statement under the 1933 Act, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for shares of Common Stock to be delivered to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

Stock Dividend, Stock Split and Similar Capital Changes	In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this Agreement shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith. Any shares of Common Stock or other securities received, as a result of the foregoing, by you with respect to the RSUs shall be subject to the same restrictions as the RSUs, the certificate or other instruments evidencing such shares of Common Stock or other securities shall be legended and deposited with the Company as provided above with respect to the RSUs, and any cash dividends received with respect to such shares of Common Stock or other securities shall be accumulated as provided above with respect to the RSUs.

Change of Control	In the event of a Change of Control, the Board or the Committee, as the case may be, shall have the authority (but not the obligation) to take any of the actions described in Section 10(c) of the Plan in respect of the RSUs.

Non-Transferability	RSUs are not transferable.

No Effect on Employment	Except as otherwise provided in your Employment Agreement [IF APPLICABLE], dated _____________________, nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary. Further, nothing herein guarantees you employment for any specified period of time. This means that, except as provided in the Employment Agreement, either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your Shares become vested.

No Effect on Corporate Authority	You understand and agree that the existence of this Agreement will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preferences ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Questions or Controversies	In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, or any provision of this Agreement, the determination in good faith by the Board or the Committee (as constituted at the time of such determination) of your rights under this Agreement shall be conclusive, final and binding upon you and upon any other person who shall assert any right pursuant to this Agreement.

Governing Law	The laws of the State of Delaware will govern all matters relating to this Agreement, without regard to the principles of conflict of laws.

Notices	Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Financial Officer of the Company. If mailed, it should be addressed to the Chief Financial Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Agreement Subject to Plan; Entire Agreement	This Agreement shall be subject to the terms of the Plan in effect on the date hereof, which terms are hereby incorporated herein by reference and made a part hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. This Agreement constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the Chief Executive Officer of the Company

Conflicting Terms	Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan in effect on the date hereof, the terms of the Plan will control.

Please sign the copy of this Restricted Stock Unit Agreement and return it to the Chief Financial Officer, thereby indicating your understanding of, and agreement with, its terms and conditions.

XCEL BRANDS, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of the Restricted Stock Unit Agreement.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of the Restricted Stock Unit Agreement.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this Restricted Stock Unit Agreement.  I accept this Restricted Stock Unit Agreement in full satisfaction of any previous written or oral promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date:  ____________________

ADDRESS

FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED BELOW. DISCRETIONARY VOTING IS HEREBY CONFERRED AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

☐                               ☐

Please mark your votes like this ☒

1. Election of Directors

FOR all nominees listed below except as indicated to the contrary below	WITHOUT AUTHORITY to vote for all nominees listed below

NOMINEES

01 Robert W. D’Loren, 02 Mark DiSanto, 03 James D. Fielding, 04 Howard Liebman 05 Deborah Weinswig

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below)

NOTE: such other business as may properly come before the meeting or any adjournment thereof.

2. To approve the amended and restated 2021 Plan increasing the number of shares authorized under the plan from 400,000 to 1,150,000 ☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To Ratify the appointment of Wolf & Company, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 ☐ FOR ☐ AGAINST ☐ ABSTAIN

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature_________________ Signature if held jointly ___________________ Date ____________, 2025.

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 3, 2025.

The Proxy Statement, the form of proxy and the Company’s and Annual Report are available at www.cstproxy.com/xcelbrands/am2025.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

Xcel Brands, Inc.
550 Seventh Avenue, 11th Floor
New York, NY 10018

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 3, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT W. D’LOREN and JAMES F. HARAN, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Xcel Brands, Inc. on December 3, 2025, at 11:00 AM or at any postponements or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)

2025 2. To approve the amended and restated 2021 Plan increasing the number of shares authorized under the plan from 400,000 to 1,150,000. . 3. To ratify the appointment of Wolf & Company, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. XCEL BRANDS, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Signature__________________________________ Signature, if held jointly_________________________________ Date__________, 2025 Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark your votes like this X INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY 201244 Xcel Brands Proxy Card Rev3 Front CONTROL NUMBER 1. Election of Directors NOMINEES (01) Robert W. D’Loren (02) Mark DiSanto (03) James D. Fielding (04) Howard Liebman (05) Deborah Weinswig (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below) ___________________________________________________ FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR all nominees listed at left except as indicated to the contrary below WITHOUT AUTHORITY to vote for all nominees listed at left PROXY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED BELOW. DISCRETIONARY VOTING IS HEREBY CONFERRED AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. CONTROL NUMBER Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 2, 2025. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

2025 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED XCEL BRANDS, INC. 550 Seventh Avenue, 11th Floor, New York, NY 10018 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 3, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY 201244 Xcel Brands Proxy Card Rev3 Back The undersigned hereby appoints ROBERT W. D’LOREN and JAMES F. HARAN, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Xcel Brands, Inc. on December 3, 2025, at 11:00 AM or at any postponements or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters on the reverse side. (Continued and to be marked, dated and signed, on the other side) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 3, 2025. The Proxy Statement, the form of proxy and the Company’s and Annual Report are available at www.cstproxy.com/xcelbrands/am2025.